Protective Life Insurance Company

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2024 and 2023

Statutory Statements of Operations, Changes in Capital and Surplus, and Cash Flow for Each of the Years in the Three-Year Period Ended December 31, 2024

Supplemental Schedules as of and for the years ended December 31, 2024, 2023, and 2022

KPMG LLP

Suite 1800

420 20th Street North

Birmingham, AL 35203-3207

Independent Auditors’ Report

The Board of Directors

Protective Life Insurance Company:

Opinions

We have audited the statutory financial statements of Protective Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2024, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2024 in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance described in Notes 1 and 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Emphasis of Matter

As discussed in Note 1 to the statutory financial statements, the Company was re-domesticated from Tennessee to Nebraska effective December 20, 2024. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in the supplemental Schedule I Summary of Investments - Other than Investments in Related Parties and Schedule IV Reinsurance is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Birmingham, Alabama

March 28, 2025

PROTECTIVE LIFE INSURANCE COMPANY

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2024	2023

	($ in thousands, except share amounts)
Bonds (fair value: 2024 - $44,319,771; 2023 - $42,756,381)	$49,139,248	$46,925,361
Preferred stocks (fair value: 2024 - $453,320; 2023 - $474,899)	512,778	528,589
Common stocks-affiliated (cost: 2024 - $3,019,158; 2023 - $2,248,479)	2,430,951	1,844,079
Common stocks-unaffiliated (cost: 2024 - $202,302; 2023 - $208,830)	202,299	208,830
Mortgage loans on real estate	11,477,029	10,791,543
Real estate	106,417	109,767
Contract loans	816,268	826,491
Cash and cash equivalents	478,494	1,784,466
Short-term investments	25,573	13,554
Other invested assets	830,929	800,654
Receivable for securities	5,637	11,130
Securities lending reinvested collateral assets	280,884	90,974
Derivatives	896,542	1,016,572
Derivative collateral and receivables	86,645	57,977
Total cash and investments	67,289,694	65,009,987
Amounts recoverable from reinsurers	131,084	175,144
Deferred and uncollected premiums	75,263	29,169
Investment income due and accrued	558,472	529,590
Receivables from parent, subsidiaries, and affiliates	18,062	25,169
Current federal and foreign income tax recoverable	59,966	—
Deferred tax asset	227,486	208,457
Other assets	991,014	790,960
Assets held in Separate Accounts	19,223,222	15,828,999
Total admitted assets	$88,574,263	$82,597,475

(Continued)

PROTECTIVE LIFE INSURANCE COMPANY

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2024	2023

	($ in thousands, except share amounts)
LIABILITIES AND CAPITAL AND SURPLUS
Aggregate reserves:
Life policies and contracts	$41,076,571	$40,231,391
Accident and health	340,396	334,726
Liability for deposit-type contracts	14,524,176	13,991,304
Policy and contract claims:
Life	428,739	473,745
Accident and health	19,342	18,762
Policyholders' dividends	19,662	20,210
Funds at interest and experience rated refunds	57,012	73,541
Interest maintenance reserve (IMR)	638,477	658,524
General expenses due or accrued	94,503	84,890
Transfers from Separate Accounts due or accrued, net	(381,624)	(510,725)
Current federal and foreign income taxes	—	8,552
Remittances and items not allocated	342,459	322,840
Borrowed money and interest thereon	55,007	—
Asset valuation reserve (AVR)	461,272	333,790
Payable to parent, subsidiaries, and affiliates	38,952	64,425
Derivatives	712,519	719,681
Derivative collateral and payables	91,860	183,090
Payable for securities lending	280,884	90,974
Funds held under reinsurance treaties	4,666,527	3,858,871
Other liabilities	485,597	493,220
Liabilities held in Separate Accounts	19,223,222	15,828,999
Total liabilities	83,175,553	77,280,810
Capital and surplus:
Common stock, $1.00 par value; 5,000,000 shares authorized, issued and outstanding	5,000	5,000
Surplus notes	110,000	110,000
Gross paid-in and contributed surplus	3,482,393	3,240,393
Unassigned funds - surplus	1,801,317	1,961,272
Total capital and surplus	5,398,710	5,316,665
Total liabilities and capital and surplus	$88,574,263	$82,597,475

See Notes to the Financial Statements (Statutory Basis).

PROTECTIVE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

(Statutory Basis)

	Years Ended December 31
	2024	2023	2022

	($ in thousands)
Revenue:
Premiums and annuity considerations	$8,416,828	$5,816,567	$3,438,207
Net investment income	2,973,338	2,539,274	2,475,360
Commissions and expense allowances on reinsurance ceded	454,603	433,639	408,185
Amortization of interest maintenance reserve	(9,806)	13,678	132,476
Net gain (loss) from operations from Separate Accounts	6,608	10,567	(112,311)
Reserve adjustments on reinsurance ceded	(241,190)	(248,321)	(167,198)
Other income	914,726	656,653	548,017
Total revenue	12,515,107	9,222,057	6,722,736
Benefits and expenses:
Death and annuity benefits	2,254,691	2,250,188	2,262,459
Accident and health benefits	63,719	58,160	56,856
Surrender benefits and other fund withdrawals	5,153,869	4,757,070	3,514,730
Other policy and contract benefits	577,221	540,856	419,381
Increase in aggregate reserves	791,696	543,674	(1,137,253)
Commissions and commission expense allowances	583,594	516,743	469,937
General expenses	619,019	587,346	574,343
Insurance taxes, licenses, and fees	130,172	103,765	110,307
Transfers from Separate Accounts, net	1,317,173	(612,314)	(151,823)
Change in assumed MODCO reserves	133	75	47
Other expenses	236,191	160,607	136,678
Total benefits and expenses	11,727,478	8,906,170	6,255,662
Net income (loss) from operations before dividends to policyholders and federal income taxes	787,629	315,887	467,074
Dividends to policyholders	19,945	20,437	18,929
Federal income tax expense	193,971	146,424	125,600
Net income (loss) from operations	573,713	149,026	322,545
Net realized capital gains (losses) (less $(56,768), $(41,703), and $(96,944) of capital gains tax (benefit) in 2024, 2023, and 2022, respectively, and excluding $(40,531), $(107,002), and $(358,987) transferred to (from) the IMR in 2024, 2023, and 2022, respectively)	(99,708)	(279,428)	(16,718)
Net income (loss)	$474,005	$(130,402)	$305,827

See Notes to the Financial Statements (Statutory Basis).

PROTECTIVE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(Statutory Basis)

($ in thousands)
Capital and surplus, December 31, 2021	$5,318,570

Net income	305,827
Change in net unrealized capital gains and losses, less capital gains tax (benefit) of $(44,544)	(167,215)
Change in net unrealized foreign exchange capital gain (loss)	14,481
Change in nonadmitted assets	94,264
Change in liability for reinsurance in unauthorized companies	(1,364)
Change in asset valuation reserve	106,128
Change in net deferred income tax	3,373
Change in surplus as a result of reinsurance	(82,828)
Funds withheld gains (losses)	15,898
Prior period adjustments	(34,820)
Paid in capital	100,000
Change in acquired unauthorized liability	1,402
Dividend to parent	(339,000)
Capital and surplus, December 31, 2022	$5,334,716

Net income	(130,402)
Change in net unrealized capital gains and losses, less capital gains tax (benefit) of $28,323	100,948
Change in net unrealized foreign exchange capital gain (loss)	2,894
Change in nonadmitted assets	423,091
Change in liability for reinsurance in unauthorized companies	37
Change in reserve on account of change in valuation basis	74,084
Change in asset valuation reserve	28,342
Change in net deferred income tax	100,871
Change in surplus as a result of reinsurance	(165,352)
Funds withheld gains (losses)	(23,811)
Dividends to parent	(428,753)
Capital and surplus, December 31, 2023	5,316,665

Net income	474,005
Change in net unrealized capital gains and losses, less capital gains tax (benefit) of $(11,511)	(226,647)
Change in nonadmitted assets	(108,047)
Change in liability for reinsurance in unauthorized companies	1,183
Change in reserve on account of change in valuation basis	(670)
Change in asset valuation reserve	(127,482)
Change in net unrealized foreign exchange capital gain (loss)	324
Change in net deferred income tax	66,485
Change in surplus as a result of reinsurance	(133,913)
Funds withheld gains (losses)	(7,476)
Prior period adjustments	(47,717)
Paid in capital	242,000
Dividends to parent	(50,000)
Capital and surplus, December 31, 2024	$5,398,710

See Notes to the Financial Statements (Statutory Basis).

PROTECTIVE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2024	2023	2022

	($ in thousands)
Cash from operations
Premiums and annuity considerations	$9,357,203	$6,267,613	$4,794,234
Net investment income	2,930,775	2,541,302	2,475,883
Miscellaneous income	1,057,049	912,216	641,967
Benefit and loss payments	(8,463,039)	(7,999,550)	(6,463,941)
Net transfers from Separate Accounts	(1,188,072)	152,328	439,240
Commissions, expenses paid and miscellaneous	(1,497,259)	(1,396,790)	(1,225,127)
Dividends paid to policyholders	(20,493)	(20,915)	(27,143)
Federal income taxes	(195,038)	(83,542)	(22,624)
Net cash from operations	1,981,126	372,662	612,489
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	8,983,416	6,572,288	3,277,837
Stocks	113,576	117,155	202,717
Mortgage loans	1,196,230	938,719	1,098,099
Real estate	—	6,250	—
Other invested assets	53,007	9,555	19,597
Net losses on cash, cash equivalents, and short-term investments	53	—	(56)
Derivatives and other miscellaneous proceeds	5,493	81,921	26,496
Total investment proceeds	10,351,775	7,725,888	4,624,690
Cost of investments acquired:
Bonds	(11,227,879)	(6,571,977)	(3,337,186)
Stocks	(851,842)	(101,370)	(414,015)
Mortgage loans	(1,896,221)	(1,225,098)	(2,111,300)
Real estate	(457)	(681)	(1,078)
Other invested assets	(86,600)	(7,424)	(12,718)
Derivatives and other miscellaneous applications	(333,051)	(107,685)	(329,123)
Total investments acquired	(14,396,050)	(8,014,235)	(6,205,420)
Net change in contract loans	15,061	6,287	14,988
Net cash from investments	(4,029,214)	(282,060)	(1,565,742)
Cash from financing and miscellaneous sources
Cash provided (applied):
Capital and paid in surplus	242,000	—	100,000
Borrowed funds	55,007	(925,223)	(383,106)
Net deposits on deposit-type contract funds	626,286	2,246,628	1,551,722
Dividends to parent	(50,000)	(70,000)	(339,000)
Securities lending liability	189,909	(71,145)	(16,964)
Other cash provided (applied), net	(309,067)	158,067	(42,062)
Net cash from financing and miscellaneous sources	754,135	1,338,327	870,590
Net change in cash, cash equivalents, and short-term investments	(1,293,953)	1,428,929	(82,663)
Cash, cash equivalents, and short-term investments, beginning of year	1,798,020	369,091	451,754
Cash, cash equivalents, and short-term investments, end of year	$504,067	$1,798,020	$369,091

(Continued)

PROTECTIVE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2024	2023	2022

	($ in thousands)
Non-cash transactions

Protective Life Reinsurance Bermuda Ltd. reinsurance transaction initial impact (Operations)	$1,057,674	$444,478	$1,357,675
Protective Life Reinsurance Bermuda Ltd. reinsurance transaction initial impact (Financing and miscellaneous sources)	(1,057,674)	(444,478)	(1,357,675)
Non-cash exchange of securities (Investments)	334,139	223,327	428,799
Non-cash change in retained asset account (Operations and Financing and miscellaneous sources)	(93,415)	(161,375)	(19,004)
Non-cash change in reinsurance loss contingency reserve (Operations and Financing and miscellaneous sources)	—	33,799	21,866
Non-Cash Stock Distribution (Investments and Financing and miscellaneous sources)	—	(358,753)	—

See Notes to the Financial Statements (Statutory Basis).

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.	General

Basis of Presentation – The statutory basis financial statements of Protective Life Insurance Company (the “Company”) have been prepared in conformity with accounting practices prescribed or permitted by the Nebraska Department of Insurance (the "Department"). The Company was redomesticated from Tennessee to Nebraska effective December 20, 2024.

All outstanding shares of the Company’s common stock are owned by Protective Life Corporation (“PLC”), an insurance holding company domiciled in the State of Delaware. PLC is a subsidiary of Dai-ichi Life Holdings, Inc., a kabushiki kaisha organized under the laws of Japan (“Dai-ichi Life”). On February 1, 2015, The Dai-ichi Life Insurance Company, Limited, (now known as Dai-ichi Life Holdings, Inc.) acquired 100% of PLC’s outstanding shares of common stock through the merger of DL Investment (Delaware), Inc., a Delaware corporation and wholly owned subsidiary of Dai-ichi Life, with and into PLC, with PLC continuing as the surviving entity (the “Merger”). As a result of the Merger, PLC became a direct, wholly owned subsidiary of Dai-ichi Life. Effective January 1, 2023, PLC became a wholly owned subsidiary of Dai-ichi Life International Holding, LLC, a godo kaisha organized under the laws of Japan and subsidiary of Dai-ichi Life (“Dai-ichi Life International”), upon the transfer of all of the outstanding shares of PLC’s common stock from Dai-ichi Life to Dai-ichi Life International. Dai-ichi Life remains the ultimate controlling parent corporation of PLC. Wholly owned subsidiaries of the Company as of December 31, 2024, include Protective Life and Annuity Insurance Company (“PLAIC”), MONY Life Insurance Company (“MONY”), West Coast Life Insurance Company (“WCL”), Protective Property & Casualty Insurance Company (“PP&C”) (formerly Lyndon Property Insurance Company (“LPIC”)), ShelterPoint Group, Inc. (“ShelterPoint”), Western Diversified Services, Inc. (“WDS”), Protective Asset Protection, Inc. (“PAPI”) (formerly Lyndon Insurance Group, Inc.), USWC Holding Company (“USWC”), A.U.L. Corp. (“AUL”) and Atlas Peak Insurance Company, Ltd. The Company owned Protective Finance Corporation (“PFC”) and Protective Finance Corporation II (“PFCII”) which were dissolved as of December 31, 2023 at 11:59 p.m.

On November 1, 2024, PLICO completed the acquisition of ShelterPoint Group, Inc., a leading provider of statutory disability, paid family and medical leave, as well as medical gap insurance products, among others. ShelterPoint Group, Inc., a New York corporation, is the holding company of ShelterPoint Life Insurance Company, a New York corporation, and its wholly owned subsidiary ShelterPoint Insurance Company, a Florida corporation. The consideration paid at closing was approximately $751 million and is subject to post closing adjustments as defined in the purchase agreement.

On September 30, 2023, the Company distributed all issued and outstanding shares of the Golden Gate Captive Insurance Company’s (“GGCIC”) common stock to PLC through a nontaxable distribution under Section 355 of the Internal Revenue Code of 1986, as amended, resulting in a change in GGCIC’s immediate parent from the Company to PLC. There was no net impact to capital and surplus as a result of this transaction since GGCIC was previously a fully non-admitted subsidiary of the Company.

The Department recognizes only statutory practices prescribed or permitted by the State of Nebraska for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Nebraska Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual, version effective January 1, 2001 ("NAIC SAP"), has been adopted as a component of prescribed or permitted practices by the State of Nebraska ("the State"). The Company had no permitted practices as of December 31, 2022. The State has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. The Department will continue to honor the permitted practice previously approved by the Department of Insurance of the State of Tennessee, effective January 1, 2023, allowing the Company to calculate the policy reserves for funding agreements and guaranteed investment contracts utilizing a reference rate in the valuation interest rate calculation based on the day of the funding agreement issuance. This treatment may create differences between reserving requirements reflected herein and those in Statement of Statutory Accounting Principles (“SSAP”) No. 52 Deposit-Type Contracts, and the reserving methodologies in Appendices A-820 and A-822 of NAIC SAP.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following reconciles the Company's net income (loss) and capital and surplus as of and for the years ended December 31, prepared in accordance with NAIC SAP as compared to that prepared in accordance with practices prescribed and permitted by the Department.

		December 31
	SSAP #	2024	2023	2022

		($ in thousands)
NET INCOME (LOSS)
State basis	XXX	$474,005	$(130,402)	$305,827
State prescribed practices that are an increase/(decrease) from NAIC SAP:
None	XXX	—	—	—
State permitted practices that are an increase/(decrease) from NAIC SAP:
Policy Reserve Calculation	52	(12,766)	22,282	XXX
Net income (loss), NAIC SAP	XXX	$486,771	$(152,684)	$305,827

SURPLUS
State basis	XXX	$5,398,710	$5,316,665
State prescribed practices that are an increase/(decrease) from NAIC SAP:
None	XXX	—	—
State permitted practices that are an increase/(decrease) from NAIC SAP:
Policy Reserve Calculation	52	9,516	22,282
Statutory surplus, NAIC SAP	XXX	$5,389,194	$5,294,383

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities, as well as reported amounts of revenues and expenses. Actual results could differ from those estimates.

The Company elected to use rounding in reporting amounts throughout the statutory financial statements and in the accompanying notes to the financial statements (collectively, the “statements”) and therefore summation of amounts and consistency between related amounts within the statements may be impacted by immaterial amounts.

Nature of Operations – The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, and fixed and variable annuities. Its products are distributed nationally through various channels, including independent agents, insurance brokers, stockbrokers, financial institutions, company sales representatives, and automobile dealerships. The Company also seeks to acquire insurance policies from other insurers.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, inflation, and other factors.

Summary of Significant Accounting Policies - The Company uses the following significant accounting policies:

Cash and Investments

Investments are stated at values determined by methodologies prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with a NAIC designation of 6 which are carried at the lower of amortized cost or fair value. For bonds carried at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

Loan-backed bonds and structured securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. The majority of prepayment assumptions for loan-backed bonds and structured securities are obtained from Bloomberg; other sources are broker-dealer surveys, trustee information, and internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the retrospective method.

Bonds and preferred stock fair values are obtained from nationally-recognized pricing services. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by these services.

Redeemable preferred stocks are stated at amortized cost or fair value, depending on the assigned credit ratings. Perpetual preferred stocks are stated at fair value, not to exceed any currently effective call price. For preferred stocks carried at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

Common stocks, other than of subsidiary, controlled and affiliated entities are generally stated at a fair value obtained from a nationally recognized pricing service.

The Company’s 100% ownership interest in the outstanding common stock of its life insurance company, PLAIC, is stated at statutory capital and surplus, less the $2.0 million redemption value of PLAIC’s preferred stock, which is held by PLC.

The Company’s 100% ownership interest in the outstanding common stock of its life insurance company, WCL, is stated at statutory capital and surplus, consistent with SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SSAP No. 97”).

The Company’s 100% ownership interest in the outstanding common stock of its life insurance company, MONY, is stated at statutory capital and surplus, consistent with SSAP No. 97.

The Company’s 100% ownership interest in the outstanding common stock of its insurance company PP&C, is stated at statutory capital and surplus, consistent with SSAP No. 97.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2022, the Company’s 100% ownership in the outstanding common stock of its wholly-owned Special Purpose Financial Insurer, GGCIC, was nonadmitted due to permitted practices received by GGCIC from its domiciliary state of Vermont. For GGCIC, Vermont allows the admission of the XOL Asset Value as an admitted asset. A similar permitted practice was not requested by the Company from the Department to include this XOL Asset Value in the Company’s carrying value of GGCIC. During 2023, the Company distributed all issued and outstanding shares of GGCIC’s common stock to PLC, resulting in a change in GGCIC’s immediate parent from the Company to PLC.

The Company’s 100% ownership interests in the outstanding common stock of its investment companies, PFC and PFCII, were carried at zero since no GAAP audit was completed. Both PFC and PFC II were dissolved as of December 31, 2023 at 11:59 p.m.

The Company’s 100% ownership interests in the outstanding common stock of its non-insurance companies, WDS, PAPI, and USWC are carried at zero since no GAAP audit is completed.

The Company's 100% ownership interests in the outstanding common stock of Atlas Peak Insurance Company, Ltd. is carried at zero since no GAAP audit is completed.

The Company’s 100% ownership interests in the outstanding common stock of its automotive finance and insurance provider AUL is carried at $259.0 million at December 31, 2024 within “Common stocks-affiliated”. See Notes 4 and 7 for details of the Company’s May 2, 2022 acquisition of AUL.

The Company's 100% ownership interests in the outstanding common stock of its statutory disability, paid family and medical leave, as well as medical gap insurance products, provider ShelterPoint Group, Inc. is carried at $691.1 million at December 31, 2024. See Notes 4 and 7 for details of the Company's November 1, 2024 acquisition of ShelterPoint.

Mortgage loans on real estate are stated at the aggregate unpaid principal balance. Book value adjustments are made for other-than-temporary declines. Temporary declines in value are reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

Properties held for the production of income and home office real estate are stated at depreciated cost less encumbrances. Properties held for sale are stated at the lower of depreciated cost or fair value. Depreciation is computed on the straight-line method for all real estate holdings. Accumulated depreciation totaled $67.8 million and $64.3 million as of December 31, 2024 and 2023, respectively. There were no encumbrances as of December 31, 2024 or 2023.

Contract loans are carried at the unpaid principal balance. The excess of unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to unassigned funds. Interest is capitalized as additional loan amounts on the respective anniversary dates.

Cash includes all demand deposits reduced by the amount of outstanding checks. The Company has deposits with certain financial institutions which exceed federally-insured limits; however, total deposits are maintained within the bank-specific deposit level guidelines established by the Company’s Investments Policy Committee (IPC). The Company reviews the credit worthiness of these financial institutions and believes there is minimal risk of material loss.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Short-term investments are stated at amortized cost, which the Company believes approximates fair value. Short-term investments include those investments whose maturities at the time of acquisition were one year or less. Money market mutual funds are classified as cash equivalents with measurement at fair value.

The Company’s investments in surplus notes with an NAIC Credit Rating Provider (“NAIC CRP”) designation of NAIC 1 or NAIC 2, are reported at amortized cost. Surplus notes held with no NAIC CRP designation, or with a designation of NAIC 3, 4, 5, or 6, are carried at the lesser of amortized cost or fair value. Investments in surplus notes are reported as “Other invested assets”.

The Company owns majority and minority interests in several joint ventures. The Company carries these interests in accordance with SSAP No. 48, “Joint Ventures, Partnerships, and Limited Liability Companies”. The Company carries the majority owned interests based on the underlying statutory equity or audited (“GAAP”), accounting principles generally accepted in the United States of America, equity of the investee, depending on the nature of the business of the investee. The Company carries the minority owned interests based on the underlying audited GAAP equity of the investee. None of these investments exceeded 10% of the Company’s admitted assets at either December 31, 2024 or 2023.

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

Investment income is recorded when earned.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the Statements of Operations on the trade date, net of the amount transferred to the Interest Maintenance Reserve (“IMR”) and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary impairment (“OTTI”) exists. Once a determination has been made that a specific OTTI exists, a realized loss is incurred and the cost basis of the impaired asset, other than loan-backed and structured securities, is adjusted to its fair value. Impaired loan-backed and structured securities are adjusted to the sum of their discounted future expected cash flows.

Derivatives

The Company uses various derivative instruments to manage risks related to certain life insurance and annuity products. The Company can use these derivatives as economic hedges against risks inherent in the products. These risks have a direct impact on the cost of these products and are correlated with the equity markets, interest rates, foreign currency levels, and overall volatility.

All derivative instruments qualifying for hedge accounting are valued consistently with the hedged item and are included in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in carrying value for these derivatives, which qualify for hedge accounting, are recorded consistently with the hedged item. All derivative instruments used in hedging transactions that do not meet the criteria of an effective hedge are reported at fair value and are included in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in the fair value of these derivatives are recognized immediately as unrealized gains and losses.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company has accounting hedges that are described more fully in Note 11. Derivative instruments were entered into in connection with the issuance of certain funding agreements and are accounted for in a manner that is consistent with the accounting for the hedged items. The funding agreements are reported in accordance with Actuarial Guideline 33. Also, derivative instruments were entered into in connection with bond investments and are accounted for in accordance with SSAP No 23, "Foreign Currency Transactions and Translations" ("SSAP 23").

All of the Company's other derivatives are not effective accounting hedges. Therefore, they are reported in the Statements of Admitted Assets, Liabilities, and Capital and Surplus at their respective fair values. Any posted collateral and any upfront fees received or paid are also reported at their face amount on the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in these positions' fair values during the year are reported as changes in unrealized gains (losses) in Surplus.

Upon termination of a derivative that qualified for hedge accounting, the realized gain or loss adjusts the basis of the hedged item and is recognized in income consistent with the hedged item.

Upon termination of a derivative that did not or no longer meets the criteria for hedge accounting, the realized gain or loss is recorded in “Net realized capital gains (losses)” in the Statements of Operations.

Refer to Note 11 for further information regarding the Company’s derivative instruments.

Premium Revenue and Related Commissions

Annuity considerations are recognized as revenue when received. Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract. Accident and health premiums are earned ratably over the terms of the related insurance contracts.

Considerations for deposit type contracts, which do not have any life contingencies, are recorded directly to the related liability.

Acquisition costs, such as commissions and other costs related to new or renewal business, are expensed as incurred.

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Aggregate Reserves for Policies and Contracts

Policy reserves for future life insurance policy benefits are actuarially computed using methods and assumptions in accordance with certain state statutes and administrative regulations including both net level and modified reserve bases. The mortality tables and interest assumptions currently being used on the majority of policies in force are the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary tables with 2.0% to 8.0% interest. These liabilities are computed using statutory actuarial tables, which do not allow for modification based on the Company’s experience, investment yields, mortality or withdrawals. Aggregate reserves are shown net of the credit taken for reinsurance ceded. Effective in 2017 the Company began calculating reserves for certain newly-issued policies in accordance with NAIC Valuation Manual 20, “Requirements for Principle-Based Reserves for Life Products” (“VM-20”), and effective in 2020, reserves for all new issues are in accordance with VM-20.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. The Company has certain surrender values in excess of the legally computed reserves, which are included in “Aggregate reserves: Life policies and contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The method used in the valuation of substandard policies is based on the normal tabular reserves plus a portion of the substandard extra premium. For policies with a Mean reserve method, the extra substandard reserve is one half of the annualized extra premium (less a deferred premium). For policies with a Mid-terminal reserve method, the extra substandard reserve is the unearned modal substandard extra premium. For certain acquired business, a substandard mortality table is used.

As of December 31, 2024 and 2023, the Company had $9.4 billion and $9.7 billion, respectively, of insurance in-force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Nebraska. Reserves to cover this insurance totaled $117.1 million and $122.3 million as of December 31, 2024 and 2023, respectively, and were reported in “Aggregate reserves: Life policies and contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. Tabular interest, tabular less actual reserves released, and tabular cost are determined by formula.

For the determination of investment earnings on funds not involving life contingencies, for each valuation rate of interest, the tabular interest is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amounts of funds subject to such valuation rate of interest held at the beginning and the end of the year of valuation. The tabular interest on funds not involving life contingencies is generally the interest actually credited or paid on such funds.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The detail for other net changes in reserves is as follows:

2024			ORDINARY				GROUP
ITEM	Total	Industrial Life	Life Insurance	Individual Annuities	Supplementary Contracts	Credit Life Group and Individual	Life Insurance	Annuities

	($ in thousands)
Excess interest on universal life products	$112,492	$—	$111,256	$—	$—	$—	$1,236	$—
Total	$112,492	$—	$111,256	$—	$—	$—	$1,236	$—

2023			ORDINARY				GROUP
ITEM	Total	Industrial Life	Life Insurance	Individual Annuities	Supplementary Contracts	Credit Life Group and Individual	Life Insurance	Annuities

	($ in thousands)
Excess interest on universal life products	$109,391	$—	$108,111	$—	$—	$—	$1,280	$—
Total	$109,391	$—	$108,111	$—	$—	$—	$1,280	$—

2022			ORDINARY				GROUP
ITEM	Total	Industrial Life	Life Insurance	Individual Annuities	Supplementary Contracts	Credit Life Group and Individual	Life Insurance	Annuities

	($ in thousands)
Excess interest on universal life products	$104,170	$—	$102,812	$—	$—	$—	$1,358	$—
Total	$104,170	$—	$102,812	$—	$—	$—	$1,358	$—

The Company’s variable annuity (“VA”) contracts contain guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”) and guaranteed living withdrawal benefit (“GLWB”). Some of the Company's variable universal life (“VUL”) contracts contain GMDB features.

The VA GMDB becomes payable upon death. The guaranteed amount varies by the particular contract and option elected, and may be based on amounts deposited, amounts deposited accumulated at guaranteed interest, maximum account value on prior anniversaries, or some combination. All guarantees are reduced for prior partial withdrawal activity. The charge for the GMDB can either be based on a percentage of account value, a percentage of the GMDB, or a percentage of net amount at risk (GMDB amount less account value).

The VA GMIB, which is only available in selected contracts, becomes payable only upon annuitization after a specific number of years have passed since the contract effective date. The guarantee is based on total amounts deposited less amounts previously withdrawn.

The VA GLWB is only available on more recent contracts and applies to amounts withdrawn. The charge is a percentage of the guaranteed benefit base, and the annual guaranteed withdrawal amount is equal to 3.0% to 10.0% depending on the contract owner's age.

Effective January 1, 2020, statutory reserves for variable annuities are calculated according to NAIC Valuation Manual 21, “Requirements for Principal-Based Reserves for Variable Annuities” (“VM-21”). This replaces the prior reserve calculations under Actuarial Guidelines 43 (“AG43”). There is not a standalone reserve for GMDB, GMIB, or GLWB. The base reserve incorporates the risk of all of these guarantees.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The VUL GMDB provides lapse protection by holding the policy in force during periods when the account value is less than or equal to zero. The charges, duration of the guarantee, and catch-up provisions depend on the terms of the underlying contract or rider. Reserves for GMDB are calculated in accordance with Actuarial Guideline 37, “Variable Life Insurance Reserves for Guaranteed Minimum Death Benefits". Reserves for the VUL GMDB were $40.1 million and $40.5 million as of December 31, 2024 and 2023, respectively.

In addition, the VA business acquired through the 2006 acquisition of the Chase Life Insurance Group (“Chase”) contains some GMDB and GMIB riders. This entire block is 100% ceded to Commonwealth Annuity and Life Insurance Company, so there are zero net reserves recorded by the Company for the Chase VA block.

Liabilities for policy reserves on fixed annuity contracts are calculated based on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). The reserve calculation considers the interest credited rates and guarantee periods specific to each policy as well as the appropriate mortality table depending on the contract issue date.

The Company’s fixed indexed annuity products (“FIA”) and single premium deferred annuity (“SPDA”) contracts contain an optional GLWB. The annual guaranteed withdrawal amount is applied to the benefit base and equals 3.55%-8.4% for FIA and 0.0%-11.20% for SPDA depending on the contract owner's age. The benefit is a part of the CARVM calculation under Actuarial Guideline 35. The base reserve incorporates the risk of this guarantee.

The Company sells Structured Annuities which are a fixed indexed annuity with floored downside equity risk. Due to the potential for negative equity performance and the presence of a death benefit, the reserves are also calculated under VM-21.

Reserves for deposit type funds are equal to deposits received and interest credited to contract holders less surrenders and withdrawals that represent a return to the contract holder. Interest rates credited ranged from 0.47% to 6.4% for guaranteed investment contracts and funding agreements and 0.0% to 11.25% for immediate annuities during 2024. Interest rates credited ranged from 0.39% to 6.4% for guaranteed investment contracts and funding agreements and 0.0% to 11.25% for immediate annuities during 2023. Interest rates credited ranged from 0.23% to 5.5% for guaranteed investment contracts and funding agreements and 0.0% to 11.25% for immediate annuities during 2022.

Certain of the Company's policy reserves relate to universal life policies with secondary guarantees (“ULSG”) which guarantee that insurance coverage will remain in force (subject to the payment of specified premiums). These products do not allow the Company to adjust policyholder premiums after a policy is issued, and most of these products do not have significant account values upon which interest is credited. Policy reserves for these products are actuarially computed using methods and assumptions in accordance with Actuarial Guideline 38 (“AG38”) for policies issued between 2003-2019, and in accordance with VM-20 for policies issued in 2020 and later. Total reserves for ULSG policies were $8.3 billion, including indexed universal life, and $7.8 billion as of December 31, 2024 and 2023, respectively.

Liabilities for accident and health policies include unearned premiums and additional reserves. The liability for future policy benefits and claims on life and health insurance products includes estimated unpaid claims that have been reported to the Company and claims incurred but not yet reported. Changes in estimates are reflected in operations during the period in which the change occurred.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Liabilities for losses and loss adjustment expenses for accident and health contracts are estimated by the Company’s valuation actuary using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, "Individual and Group Accident and Health Contracts".

Policy and Contract Claims

Policy and contract claims include provisions for reported life, accident and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such amounts are necessarily estimates, the ultimate liability may differ from the amount recorded and will be reflected in the results of operations when additional information becomes known.

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”)

The Company established certain reserves as required by NAIC SAP. The AVR is based upon a statutory formula as prescribed by the NAIC to provide a standardized reserve for realized and unrealized losses from default and/or equity risks associated with all invested assets, excluding cash, contract loans, premium notes, collateral loans, and investment receivables. Realized gains and losses related to fixed maturity investments resulting from changes in credit quality and capital gains and losses related to all other investments, net of applicable federal income taxes, are reflected in the calculation of AVR. Unrealized gains and losses, net of applicable deferred federal income taxes, are also reflected in the calculation. Changes in AVR are charged or credited directly to unassigned funds.

The IMR captures realized gains and losses, net of applicable federal income taxes, from the sale of certain investments. The portion of these realized gains and losses resulting from changes in the general level of interest rates is not recognized currently but is amortized into income over the approximate remaining life of the investment sold.

Federal Income Taxes

The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of unassigned funds.

Reinsurance

In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other reinsurers. Amounts recoverable from reinsurers related to paid policy claims are included in “Amounts recoverable from reinsurers” and insurance liabilities are reported net of reinsurance recoverables in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. Receivables and payables from the same reinsurer, including funds withheld, are generally offset. For reserve credits taken related to reinsurers considered to be unauthorized by the Department, the Company must obtain letters of credit, funds withheld, or other forms of collateral in amounts at least equal to reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Reinsurance premiums ceded and reinsurance recoveries on policy claims and benefit reserves are netted against the respective “Premiums and annuity considerations” and “Death and annuity benefits” in the Statements of Operations. Revenues from commissions and expense allowances on reinsurance ceded are recognized in the period in which the transaction occurs and recorded in “Commissions and expense allowances on reinsurance ceded” in the Statements of Operations. The change in modified coinsurance (“MODCO”) reserves ceded and related expenses are included in “Reserve adjustments on reinsurance ceded” in the Statements of Operations.

The Company remains liable with respect to ceded insurance should any reinsurer fail to meet the obligations it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

Separate Accounts

The Company issues variable annuities, variable life contracts, market value adjusted annuities (“MVAA”), and fixed rate universal life contracts that are all Bank Owned Life Insurance (“BOLI”) contracts. Absent any contract guarantees of either a minimum return or account value upon death or annuitization, variable annuity and life contract holders bear the investment risk that the Separate Accounts’ funds may not meet their stated investment objectives. The assets and liabilities related to Separate Accounts are recorded at fair value and reported separately as assets and liabilities held in Separate Accounts except for the BOLI contracts. The BOLI Separate Account assets and liabilities are stated at book value. Fees charged on Separate Account contract owner deposits are included in “Other income” in the Statements of Operations. In the event that the asset value of certain contract holder accounts is projected to be below the value guaranteed by the Company, a liability is established through a charge to operations.

2.	Statutory and Generally Accepted Accounting Principles Differences

Accounting practices prescribed or permitted by the Department vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). A summary of significant Statutory Accounting Principles (“SAP”) and their difference to GAAP, is as follows:

1.	The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to operations in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into revenue over the premium paying period of the related policies. Under GAAP, acquisition costs on successful efforts are capitalized and charged to operations as the revenues or expected gross profits are recognized;

2.	Deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue. Under GAAP, these items are accounted for as deposits on the balance sheet and do not flow through the income statement;

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

3.	Under SAP rules that precede Principles Based Reserves (“PBR”), policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including reserve bases appropriate for life, accident and health, and annuity products. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company’s experience. Under PBR, company experience is utilized in setting certain assumptions for the scenario-based reserves for life and annuity products as defined under VM-20 and VM-21. Aggregate statutory reserves are shown net of the credit taken for reinsurance. Under GAAP, reserves for life-contingent annuity and traditional life insurance products are based on the present value of future benefits less the present value of future net premiums based on mortality, lapse, and other assumptions, which were appropriate at the time the policies were issued or acquired. Reserves for non-life-contingent annuity and universal life insurance products are recognized by establishing a liability equal to the current account value of the policyholders’ contracts, with an additional reserve for certain guaranteed benefits. Aggregate reserves are shown gross with an offsetting reinsurance recoverable;

4.	Certain assets must be included in the statutory financial statements at “admitted asset value” and “nonadmitted assets” must be excluded through a charge against surplus. No such reduction of asset values is required under GAAP;

5.	Bonds and redeemable preferred stocks are generally stated at amortized cost and perpetual preferred stocks are stated at fair value. For bonds and preferred stocks stated at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds. Under GAAP, bonds and preferred stocks, other than those classified as held to maturity, are stated at fair value with changes recorded in accumulated other comprehensive income (loss) in the balance sheet if classified as available-for-sale securities or in the income statement if classified as trading securities;

6.	Subsidiaries and affiliates are carried as investments at net statutory book value, their periodic net income or loss is recorded in “Change in net unrealized capital gains and losses” in unassigned funds, and dividends are recorded as investment income. GAAP requires subsidiaries and certain variable interest entities to be consolidated and results of operations are included in net income (loss);

7.	Certain assets and liabilities are reported net of ceded reinsurance balances, which is not permitted by GAAP;

8.	Realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations. Under GAAP realized capital gains and losses are reflected on a gross basis in the Income Statement as the IMR concept does not exist in GAAP;

9.	Deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. Gross deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the assets will not be realized. The admission of gross deferred income taxes, after any valuation allowance, is additionally subject to various limitations as specified by NAIC SAP. No such admissions test exists under GAAP. Changes in deferred tax assets and liabilities are recognized as a separate component of unassigned funds, while under GAAP, these changes are included in income tax expense or benefit in the Income Statement;

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

10.	The AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus. No such reserve is required under GAAP;

11.	The IMR is reported as a liability and the amortization of the IMR is reported in the revenue section of the Statements of Operations. No such reserve is required under GAAP;

12.	The Statements of Cash Flow are presented in the required statutory format which differs in certain respects from the presentation required by GAAP, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities of one year or less at the time of acquisition. SAP requires no reconciliation between net income and net cash provided by operating activities as required by GAAP;

13.	The change in the unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss);

14.	Any premiums due that are not yet paid, and premiums paid on other than an annual basis, are included in premiums deferred and uncollected on the Statements of Admitted Assets, Liabilities, and Capital and Surplus. On a GAAP basis, deferred premiums are netted against policy reserves and are generally calculated as a component of gross premiums;

15.	For reserve credits taken related to reinsurers considered “unauthorized” by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned funds. No such liability is recorded for GAAP;

16.	Market value adjusted annuities are included in the Company’s general account for GAAP purposes, but are included in Separate Accounts on a statutory basis;

17.	Contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately;

18.	Under SAP, surplus notes are reported as equity rather than as a liability for GAAP; and

19.	Acquisitions and reinsurance transactions can be subject to different accounting treatments due to differences in risk transfer and business combination assessments. Certain acquisitions of inforce business are accounted for as reinsurance pursuant to Statutory guidelines but are subject to Purchase GAAP accounting (“PGAAP”) guidelines for GAAP reporting purposes due to their qualification as a business combination.

The differences between NAIC SAP and GAAP have not been quantified as of December 31, 2024, 2023 and 2022 or for the years then ended; however, the differences are presumed to be material.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

3.	Accounting Changes and Prior Period Adjustments

Accounting Changes

As of January 1, 2024, the Company implemented index credit hedge margins for hedges associated with index crediting strategies in NAIC Valuation Manual 21, "Requirements for Principle-Based Reserves for Variable Annuities" ("VM-21"). The cumulative net impact of this change was a $0.7 million increase to reserves and was treated as a "Change in reserve on account of change in valuation basis". The impact of this change was to increase "Increase in aggregate reserves", and decrease "Change in reserve on account of change in valuation basis", by $0.7 million. In accordance with the provisions of SSAP No. 3, “Accounting Changes and Corrections of Errors” (“SSAP No. 3”), the $0.7 million cumulative effect represents the January 1, 2024 impact of the change.

As of January 1, 2023, the Company implemented a future hedging strategy under the implicit method in NAIC Valuation Manual 21, “Requirements for Principle-Based Reserves for Variable Annuities” (“VM-21”). The cumulative net impact of this change was a $74.1 million decrease to reserves and was treated as a “Change in reserve on account of change in valuation basis”. The impact of this change was to decrease “Increase in aggregate reserves”, and increase “Change in reserve on account of change in valuation basis”, by $74.1 million. In accordance with the provisions of SSAP No. 3, the $74.1 million cumulative effect represents the January 1, 2023 impact of the change.

Effective January 1, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 86 “Derivatives”. These revisions provide for more consistency between SAP and U.S. GAAP with respect to the assessment of effective hedge relationships and introduce additional guidance for the application of certain hedging methods. The revised guidance did not impact the Company’s financial position or results of operations.

Effective August 13, 2023, the NAIC Statutory Accounting Principles Working Group adopted INT 23-01 Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”). INT 23-01 provides a limited-time, optional exception to the existing guidance in SSAP No. 7 “Asset Valuation Reserve and Interest Maintenance Reserve” and the annual statement instructions that requires net negative (disallowed) IMR in the general account to be nonadmitted. Companies who elect the optional exception are permitted to admit negative IMR up to 10% of adjusted capital and surplus, subject to certain disclosure requirements and other constraints. The revised guidance did not impact the Company, as it did not have a negative IMR balance at the end of the reporting period.

Prior Period Adjustments

During the June 30, 2024 statutory filing, the Company identified an error in the calculation of its annuity reserves related to the December 31, 2023 statutory annual statement.  The Company’s “Increase in aggregate reserves” were understated by $58.5 million and “Net income” was overstated by $47.7 million. The adjustments related to this correction resulted in an increase to “Current federal and foreign income tax recoverable” of $10.8 million, in addition to an increase in “Deferred tax asset” of $1.5 million, with an offsetting increase in “Deferred tax asset” non-admitted of $1.5 million. The correction of the error, after tax, resulted in a decrease to “Unassigned funds - surplus” of $47.7 million which was reported as a “Prior period adjustments”.  In accordance with the provisions of SSAP No. 3, this amount represents the January 1, 2024 impact of the correction.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

During the December 31, 2022 statutory filing, the Company corrected an error in its accounting for a hedging transaction associated with a foreign-denominated funding agreement. The Company’s “Derivatives” liability was understated by $8.4 million. The effect of this correction was a decrease to “Unassigned funds – surplus” of $8.4 million as of January 1, 2022 which was reported as “Prior period adjustments” in accordance with the provisions of SSAP No. 3.

During the June 30, 2022 statutory filing, the Company identified an error in the process to identify post-level claims which had caused claims to be incorrectly ceded to Golden Gate Captive Insurance Company related to the December 31, 2021 statutory annual statement. The Company’s “Amounts recoverable from reinsurers” were overstated by $8.5 million and “Life contract claims” were understated by $3.9 million. The net effect of these changes was a decrease to “Unassigned funds - surplus” of $12.4 million which was reported as “Prior period adjustments”. In accordance with the provisions of SSAP No. 3, this amount represents the January 1, 2022 impact of the correction.

During the June 30, 2022 statutory filing, the Company identified a coding error concerning guaranteed credited rates related to the December 31, 2021 statutory annual statement. The Company’s “Aggregate reserves for life contracts” were understated by $6.2 million and “Transfers to separate accounts due or accrued” were understated by $9.9 million. The adjustments related to this correction resulted an increase to “Current federal income tax recoverable” of $2.1 million, in addition to an increase in “Deferred tax asset” of $1.3 million, with an offsetting increase in “Deferred tax asset” non-admitted of $1.3 million. The net effect of these changes resulted in a decrease to “Unassigned funds - surplus” of $14.0 million which was reported as “Prior period adjustments”. In accordance with the provisions of SSAP No. 3, this amount represents the January 1, 2022 impact of the correction.

4.	Business Combinations and Goodwill

Statutory Purchase Method

On November 1, 2024, PLICO completed the acquisition of ShelterPoint Group, Inc., a leading provider of statutory disability, paid family and medical leave, as well as medical gap insurance products, among others. ShelterPoint Group, Inc., a New York corporation, is the holding company of ShelterPoint Life Insurance Company, a New York corporation, and its wholly owned subsidiary ShelterPoint Insurance Company, a Florida corporation. The Company accounted for this transaction under the statutory purchase method of accounting as required by SSAP No. 68. The consideration paid at closing was approximately $751 million and is subject to post closing adjustments as defined in the purchase agreement. ShelterPoint Group, Inc. is carried at $691.1 million at December 31, 2024. The Company recorded no goodwill in the transaction. Please refer to Note 7 – Information Concerning Parent and Subsidiaries for further information regarding the Company’s acquisition of ShelterPoint.

On May 2, 2022, the Company completed the transaction to acquire leading automotive finance and insurance provider AUL. AUL offers a variety of finance and insurance products, including warranties, vehicle service contracts, and a suite of ancillary products. The transaction was announced on March 21, 2022. The Company accounted for this transaction under the statutory purchase method of accounting as required by SSAP No. 68, “Business Combinations and Goodwill” (“SSAP No. 68”). The aggregate purchase price was $347.0 million. AUL is carried at $259.0 million at December 31, 2024 within “Common stocks-affiliated”. The Company recorded no goodwill in the transaction.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Please refer to Note 7 – Information Concerning Parent and Subsidiaries for further information regarding the Company’s acquisition of AUL.

Goodwill

On October 1, 2013, the Company completed the acquisition contemplated by the master agreement (the “Master Agreement”) dated April 11, 2013, with AXA Financial, Inc. (“AXA”) and AXA Equitable Financial Services, LLC (“AEFS”), pursuant to which the Company acquired the stock of MONY from AEFS. The Company accounted for this transaction under the statutory purchase method of accounting as required by SSAP No. 68. The aggregate purchase price for MONY was $688.6 million. As a result of this transaction, the Company recorded $380.8 million of goodwill. Goodwill amortization for the years ended December 31, 2024, 2023, and 2022, was $0, $28.6 million, and $38.1 million and was recorded in “Change in net unrealized gains and losses, less capital gains tax”, and total accumulated goodwill amortization was $380.8 million as of December 31, 2023. At December 31, 2024 and 2023, the Company had no goodwill remaining.

Tennessee Insurance Law requires that goodwill arising from the purchase of a subsidiary, controlled or affiliated entity is charged directly to surplus in the year it originates. In NAIC SAP, goodwill in amounts not to exceed 10% of an insurer's capital and surplus may be capitalized and all amounts of goodwill are amortized as a component of unrealized gains and losses on investments over periods not to exceed 10 years.

A summary of the transaction described above, which was accounted for as a statutory purchase, is as follows for the years ended December 31, 2024, 2023, and 2022:

	($ in thousands)
Purchased Entity	Acquisition Date	Cost of Acquired Entity	Original Amount Goodwill	Original Amount of Admitted Goodwill	Admitted Goodwill as of the Reporting Date	Amount of Goodwill Amortized During the Reporting Period	Book Value of SCA	Admitted Goodwill as a % of SCA BACV, Gross of Admitted Goodwill
MONY Life Insurance Company	10/1/2013	$688,560	$380,758	$—	$—	$—	$366,688	0%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.	Investments

Net Investment Income

Net investment income consists of the following:

	For The Years Ended December 31,
	2024	2023	2022

	($ in thousands)
Bonds	$2,259,213	$2,025,371	$1,972,029
Common stocks (unaffiliated)	18,867	12,897	6,126
Common stocks (affiliated)	206,671	45,000	68,000
Preferred stocks	31,103	30,552	32,308
Mortgage loans	527,431	457,336	480,651
Income from real estate investments	16,486	14,695	18,545
Cash, cash equivalents, and short-term investments	49,931	27,282	5,771
Contract loans	43,684	43,655	43,029
Derivatives	30,022	45,416	33,219
Securities lending	1,957	1,415	798
Other invested assets	36,482	35,265	35,282
Total investment income	3,221,847	2,738,884	2,695,758
Investment expenses	248,509	199,610	220,398
Net investment income	$2,973,338	$2,539,274	$2,475,360

Due and accrued income is excluded from investment income on the following basis:

Mortgage loans -	Income is excluded on loans delinquent more than 90 days. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible.

Bonds -	When the Company determines collection of interest to be uncertain or interest is 90 days past due, the accrual of interest is discontinued.

The total amount excluded from investment income due and accrued as of December 31, 2024 and 2023 was $1.2 million and $2.6 million, respectively.

The Company had no amounts of deferred interest as of December 31, 2024 and 2023.

The cumulative amounts of paid-in-kind (PIK) interest included in the current principal balance were $6.5 million and $5.8 million as of December 31, 2024 and 2023, respectively

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Realized Gains and Losses

Realized investment gains (losses) are summarized as follows:

	For The Years Ended December 31,
	2024	2023	2022

	($ in thousands)
Bonds	$(6,675)	$(46,846)	$15,159
Preferred stocks	84	(3,758)	851
Common stocks (unaffiliated)	15	1,124	3,907
Common stocks (affiliated)	—	38,025	—
Cash, cash equivalents, and short-term investments	53	—	(56)
Mortgage loans	(41,182)	(25,814)	(10,387)
Real estate	(209)	1,027	—
Derivative instruments	(139,959)	(187,228)	(474,057)
Other investments	146	3,613	1,977
Other-than-temporary impairments	(9,280)	(208,276)	(10,043)
Less:
Amount transferred to interest maintenance reserve	(40,531)	(107,002)	(358,987)
Federal income tax expense (benefit)	(56,768)	(41,703)	(96,944)
Net realized investment gains (losses)	$(99,708)	$(279,428)	$(16,718)

Proceeds from the sales of investments in bonds and stocks during 2024, 2023, and 2022 were $5.7 billion, $5.5 billion and $1.4 billion, respectively. The Company realized gross gains of $130.2 million, $130.9 million, and $31.5 million on those sales for the years ended 2024, 2023, and 2022, respectively. Gross losses of $136.7 million, $142.4 million, and $11.6 million were realized on those sales for the years ended December 31, 2024, 2023, and 2022, respectively.

Unrealized Gains and Losses

The change in net unrealized capital gains and losses included in unassigned funds is as follows:

	For The Years Ended December 31,
	2024	2023	2022

	($ in thousands)
Bonds	$(477)	$—	$280
Preferred stocks	9,512	29,898	(124,747)
Common stocks (affiliated)	(183,344)	(5,601)	14,838
Common stocks (unaffiliated)	(4)	(814)	(490)
Mortgage loans	27,770	(24,528)	809
Derivative instruments	(101,457)	136,785	(108,999)
Other	9,842	(6,469)	6,550
Less:
Federal income tax expense (benefit)	(11,511)	28,323	(44,544)
Total change in net unrealized capital gains and losses	$(226,647)	$100,948	$(167,215)

As of December 31, 2024, gross unrealized gains pertaining to common stocks were $243.4 million and gross unrealized losses were $831.6 million. As of December 31, 2023, gross unrealized gains pertaining to common stocks were $253.2 million and gross unrealized losses were $658.1 million. $831.6 million and $658.1 million of unrealized losses for 2024 and 2023, respectively, and $243.4 million and $253.2 million of unrealized gains for 2024 and 2023, respectively, relate to the Company's investments in subsidiaries which are recorded at statutory book value or GAAP equity in accordance with NAIC SAP.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

During 2024, the Company recorded $118.6 million in unrealized losses on derivative instruments due to changes in fair value. The losses included $110.2 million of losses related to interest rate forwards, $2.7 million of losses related to interest rate futures, offset by $3.1 million of gains related to interest rate swaps, $13.7 million of gains related to total return swaps, $6.2 million of gains related to foreign currency futures, $2.9 million of gains related to equity futures, $3.4 million of gains related to equity options, and $2.5 million of gains related to interest rate swaptions, which were used to mitigate risks associated with the Company’s variable annuity products. In addition, there were losses of $4.9 million related to equity options and $1.3 million related to equity futures, which were used to mitigate risks associated with the Company’s fixed indexed annuity products. There were losses of $0.1 million related to equity options, which were used to mitigate risks associated with the Company’s indexed universal life products. There were losses of $1.9 million related to equity options and $6.9 million related to equity futures, offset by $3.5 million of gains related to total return swaps, which were used to mitigate risks associated with the Company’s structured annuity products. There were losses of $1.3 million related to interest rate floors, offset by $3.2 million of gains related to interest rate swaps, which were used to mitigate risks associated with the Company’s fixed annuity growth plan. Also, there were losses of $27.8 million related to derivatives qualifying for hedge accounting. Derivative instruments entered in connection with the issuance of certain funding agreements are reported in accordance with Actuarial Guideline 33. For these derivatives, the Company recorded $21.3 million of losses related to year-to-date foreign currency translation adjustments, and $10.3 million of losses related to year-to-date interest rate adjustments. Derivative instruments entered in connection with certain bond investments are reported in accordance with SSAP 23. For these derivative instruments, the Company recorded $3.8 million of gains related to year-to-date fluctuations in foreign currency exchange rates.

During 2023, the Company recorded $156.1 million in unrealized gains on derivative instruments due to changes in fair value. The gains included $69.9 million of gains related to interest rate forwards, offset by $1.8 million of losses related to interest rate swaps, $2.3 million of losses related to equity futures, $8.4 million of losses related to total return swaps, $2.8 million of losses related to foreign currency futures, $0.5 million of losses related to interest rate futures, $18.2 million of losses related to equity options, and $3.3 million of losses related to interest rate swaptions, which were used to mitigate risks associated with the Company’s variable annuity products. In addition, there were gains of $67.0 million related to equity options and $1.6 million related to equity futures, which were used to mitigate risks associated with the Company’s fixed indexed annuity products. There were gains of $19.4 million related to equity options, which were used to mitigate risks associated with the Company’s indexed universal life products. There were gains of $9.4 million related to equity options and $7.4 million related to equity futures, offset by $6.1 million of losses related to total return swaps, which were used to mitigate risks associated with the Company’s structured annuity products. Also, there were gains of $24.8 million related to derivatives qualifying for hedge accounting. Derivative instruments entered into in connection with the issuance of certain funding agreements are reported in accordance with Actuarial Guideline 33. Certain of these derivatives have a remaining cost basis of $1.0 million, and the corresponding $16.8 million of gains is the year-to-date foreign currency translation adjustment. Certain other of these derivatives have a remaining cost basis of $12.7 million, with a corresponding $8.4 million of gains that are the year-to-date interest rate adjustments. Derivative instruments entered into in connection with certain bond investments are reported in accordance with SSAP 23; for these derivative instruments, the Company recorded $0.4 million of losses related to year-to-date fluctuations in foreign currency exchange rates.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

During 2022, the Company recorded $109.0 million in unrealized losses on derivative instruments due to changes in fair value. The losses included $31.1 million of losses related to interest rate forwards, $29.4 million of losses related to interest rate swaps, and $5.2 million of losses related to equity futures, offset by $28.4 million of gains related to total return swaps, $1.2 million of gains related to foreign currency futures, $0.6 million of gains related to interest rate futures, and $46.2 million of gains related to equity options, which were used to mitigate risks associated with the Company’s variable annuity products. In addition, there were losses of $83.7 million related to equity options and $0.8 million of losses related to equity futures, which were used to mitigate risks associated with the Company’s fixed indexed annuity products. There were losses of $17.2 million related to equity options, which were used to mitigate risks associated with the Company’s indexed universal life products. There were losses of $3.2 million related to equity options and losses of $6.4 million related to equity futures, offset by $6.1 million of gains related to total return swaps, which were used to mitigate risks associated with the Company’s structured annuity products. Also, there were losses of $14.5 million related to a derivative qualifying for hedge accounting. The derivative instrument was entered into in connection with the issuance of a funding agreement reported in accordance with Actuarial Guideline 33; the derivative has a remaining cost basis of $4.4 million, and the $14.5 million of losses is the accumulated foreign currency translation adjustment.

Bonds and Preferred Stocks

Statement values in the following tables for December 31, 2024 are presented on a gross basis and do not reflect the nonadmission of $1.3 million of bonds as of December 31, 2024, related to repurchase agreement collateral requirements.

The statement value and estimated fair value of the Company's bond and preferred stock investments as of December 31 are as follows:

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

2024	($ in thousands)
Bonds:
US Government	$344,341	$187	$(53,512)	$291,016
Other governments	130,782	247	(18,625)	112,404
US states, territories, and possessions	238,221	1,003	(17,277)	221,947
US political subdivision	106,052	322	(9,175)	97,199
US special revenue & special assessment	2,102,604	23,119	(285,113)	1,840,610
Industrial and miscellaneous	32,705,583	226,696	(3,453,957)	29,478,322
Hybrids	346,682	18,693	(5,576)	359,799
Bank Loans	537,267	5,455	(29)	542,693
Unaffiliated Certificates of Deposit	50	—	—	50
Total bonds, excluding loan-backed and structured securities	36,511,582	275,722	(3,843,264)	32,944,040
Loan-backed and structured securities:
Residential mortgage-backed securities	8,083,422	21,061	(1,169,841)	6,934,642
Commercial mortgage-backed securities	1,418,399	2,012	(106,696)	1,313,715
Asset-backed securities	3,127,191	28,578	(28,395)	3,127,374
Total loan-backed and structured securities	12,629,012	51,651	(1,304,932)	11,375,731
Total bonds	49,140,594	327,373	(5,148,196)	44,319,771
Preferred stocks	512,778	1,259	(60,717)	453,320
Total bonds and preferred stocks	$49,653,372	$328,632	$(5,208,913)	$44,773,091

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

2023	($ in thousands)
Bonds:
US Government	$320,344	$266	$(48,052)	$272,558
Other governments	91,418	442	(9,022)	82,838
US states, territories, and possessions	337,640	3,460	(15,989)	325,111
US political subdivision	147,841	735	(10,796)	137,780
US special revenue & special assessment	2,403,554	48,682	(261,760)	2,190,476
Industrial and miscellaneous	32,605,589	346,907	(2,929,228)	30,023,268
Hybrids	411,805	13,636	(16,771)	408,670
Bank Loans	182,340	2,670	(162)	184,848
Unaffiliated Certificates of Deposit	50	—	—	50
Total bonds, excluding loan-backed and structured securities	36,500,581	416,798	(3,291,780)	33,625,599
Loan-backed and structured securities:
Residential mortgage-backed securities	6,559,795	34,525	(1,143,299)	5,451,021
Commercial mortgage-backed securities	1,542,565	310	(162,371)	1,380,504
Asset-backed securities	2,322,420	14,940	(38,103)	2,299,257
Total loan-backed and structured securities	10,424,780	49,775	(1,343,773)	9,130,782
Total bonds	46,925,361	466,573	(4,635,553)	42,756,381
Preferred stocks	528,589	870	(54,560)	474,899
Total bonds and preferred stocks	$47,453,950	$467,443	$(4,690,113)	$43,231,280

The statement value and estimated fair value of bonds as of December 31, 2024, by expected maturity, is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain of these obligations.

	Statement Value	Estimated Fair Value

	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$926,423	$921,481
Due after 1 year through 5 years	4,137,478	4,059,458
Due after 5 years through 10 years	6,814,960	6,332,449
Due after 10 years	24,632,722	21,630,652
Total bonds, excluding loan-backed and structured securities	36,511,583	32,944,040
Total loan-backed and structured securities	12,629,012	11,375,731
Total bonds	$49,140,595	$44,319,771

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The statement value and estimated fair value of bonds as of December 31, 2023, by expected maturity, is shown below.

	Statement Value	Estimated Fair Value

	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$960,536	$950,709
Due after 1 year through 5 years	5,137,073	4,974,815
Due after 5 years through 10 years	8,128,875	7,519,060
Due after 10 years	22,274,097	20,181,015
Total bonds, excluding loan-backed and structured securities	36,500,581	33,625,599
Total loan-backed and structured securities	10,424,780	9,130,782
Total bonds	$46,925,361	$42,756,381

The Company’s investment gross unrealized losses and estimated fair values, aggregated by investment category and length of time that individual securities have been in a continuous loss position as of December 31 are as follows:

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss

2024	($ in thousands)
Bonds:
US Government	$54,017	$(2,760)	$220,282	$(50,752)	$274,299	$(53,512)
Other governments	45,412	(3,868)	65,971	(14,757)	111,383	(18,625)
US states, territories, and possessions	42,703	(508)	151,921	(16,769)	194,624	(17,277)
US political subdivision	460	(15)	63,673	(9,160)	64,133	(9,175)
US special revenue & special assessment	68,491	(1,368)	1,428,856	(283,745)	1,497,347	(285,113)
Industrial and miscellaneous	7,360,991	(421,796)	17,279,454	(3,032,161)	24,640,445	(3,453,957)
Hybrids	42,133	(1,814)	66,101	(3,762)	108,234	(5,576)
Bank Loans	38,413	(29)	—	—	38,413	(29)
Total bonds, excluding loan-backed and structured securities	7,652,620	(432,158)	19,276,258	(3,411,106)	26,928,878	(3,843,264)
Loan-backed and structured securities:
Residential mortgage-backed securities	1,676,659	(34,563)	3,711,895	(1,135,278)	5,388,554	(1,169,841)
Commercial mortgage-backed securities	103,215	(2,387)	1,088,232	(104,309)	1,191,447	(106,696)
Asset-backed securities	105,615	(1,700)	526,372	(26,695)	631,987	(28,395)
Total loan-backed and structured securities	1,885,489	(38,650)	5,326,499	(1,266,282)	7,211,988	(1,304,932)
Total bonds	9,538,109	(470,808)	24,602,757	(4,677,388)	34,140,866	(5,148,196)
Preferred stocks	1,013	(41)	168,648	(60,676)	169,661	(60,717)
Total bonds and preferred stocks	$9,539,122	$(470,849)	$24,771,405	$(4,738,064)	$34,310,527	$(5,208,913)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss

2023	($ in thousands)
Bonds:
US Government	$12,270	$(25)	$245,422	$(48,027)	$257,692	$(48,052)
Other governments	—	—	71,715	(9,022)	71,715	(9,022)
US states, territories, and possessions	8,765	(29)	226,647	(15,960)	235,412	(15,989)
US political subdivision	470	(5)	103,820	(10,791)	104,290	(10,796)
US special revenue & special assessment	55,321	(1,072)	1,694,019	(260,688)	1,749,340	(261,760)
Industrial and miscellaneous	2,125,791	(46,625)	21,830,763	(2,882,603)	23,956,554	(2,929,228)
Hybrids	48,766	(1,942)	147,374	(14,829)	196,140	(16,771)
Bank Loans	50,710	(162)	—	—	50,710	(162)
Unaffiliated Certificates of Deposit	50	—	—	—	50	—
Total bonds, excluding loan-backed and structured securities	2,302,143	(49,860)	24,319,760	(3,241,920)	26,621,903	(3,291,780)
Loan-backed and structured securities:
Residential mortgage-backed securities	206,003	(3,602)	3,882,851	(1,139,697)	4,088,854	(1,143,299)
Commercial mortgage-backed securities	141,502	(1,075)	1,223,308	(161,296)	1,364,810	(162,371)
Asset-backed securities	195,188	(358)	1,083,828	(37,745)	1,279,016	(38,103)
Total loan-backed and structured securities	542,693	(5,035)	6,189,987	(1,338,738)	6,732,680	(1,343,773)
Total bonds	2,844,836	(54,895)	30,509,747	(4,580,658)	33,354,583	(4,635,553)
Preferred stocks	53,924	(73)	401,930	(54,487)	455,854	(54,560)
Total bonds and preferred stocks	$2,898,760	$(54,968)	$30,911,677	$(4,635,145)	$33,810,437	$(4,690,113)

For securities other than loan-backed securities, the Company generally considers a number of factors in determining whether an impairment is other-than-temporary (see the “Loan-backed and Structured Securities” section for information on loan-backed and structured security OTTIs). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company’s intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security-by-security review each quarter in evaluating the need for any OTTIs. Although no set formula is used in this process, the investment performance, collateral position and continued viability of the issuer are significant measures considered. For securities in an unrealized loss position for which an OTTI was not recognized, the Company believes that it is probable that all amounts will be collected as due according to the contractual terms of the debt security in effect at the date of acquisition and has the intent and ability to hold these securities until recovery. The Company recognized $3.8 million, $206.0 million, and $8.6 million of OTTIs on non-loan-backed securities during 2024, 2023, and 2022, respectively.

The Company had securities with a fair value of $24.8 billion in an unrealized loss position for greater than twelve months as of December 31, 2024, and the related unrealized loss of $4.7 billion pertains primarily to residential mortgage-backed, banking, industrial, and utility securities. The Company had securities with a fair value of $30.9 billion in an unrealized loss position for greater than twelve months as of December 31, 2023, and the related unrealized loss of $4.6 billion pertains primarily to residential mortgage-backed, banking, insurance, and communications securities. The aggregate decline in fair value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors such as credit ratings, the financial health of the investee, the continued access of the investee to capital markets, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2024 and 2023, bonds and cash having a fair value of $15.3 million and $15.1 million, respectively, were on deposit with various governmental authorities as required by law.

There were no individual bonds that exceeded 10% of capital and surplus as of December 31, 2024 and 2023.

Loan-Backed and Structured Securities

For the impairment review of loan-backed and structured securities, the Company employed the retrospective method during the period, and based its prepayment assumptions regarding expected maturity dates on market interest rates and overall economic conditions. The information used for these assumptions was provided by a nationally recognized, real-time database.

For each of the years in the three-year period ended December 31, 2024, the Company recorded no OTTIs due to intent to sell these securities. Also, no such impairments were recorded due to an inability or lack of intent to retain those securities in a gross unrealized loss position for a period of time sufficient to recover their amortized cost.

During 2024, 2023 and 2022, the Company recognized $5.5 million, $2.3 million and $1.4 million, respectively, of OTTIs on loan-backed securities.

All impaired securities (fair value is less than cost or amortized cost) for which an OTTI has not been recognized in the Statements of Operations as a realized loss (including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains) are as follows as of December 31:

	2024	2023

	($ in thousands)
The aggregate amount of unrealized losses:
Less than 12 months	$38,650	$5,035
12 months or longer	$1,266,268	$1,338,734

The aggregate related fair value of securities with unrealized losses:
Less than 12 months	$1,885,490	$424,435
12 months or longer	$5,327,047	$6,189,914

In determining whether a loan-backed security had experienced an OTTI, the Company considers the delinquency (and foreclosure status, if applicable) of the underlying loans or mortgages, the expected recovery value of the underlying collateral in relation to the current amount of the investment, and the degree to which such losses, based upon the foregoing factors, will first be absorbed by tranches that are subordinate to the Company’s securities.

The Company's exposure to subprime mortgage related risk is limited to investments in residential mortgage-backed securities that are backed by loans to borrowers with lower credit ratings. These securities are classified as subprime at issuance. The Company has exposure to Alt-A bonds which were made to borrowers with less than conventional documentation of their income and/or net assets. The Company has exposure to unrealized losses on these holdings from changes in fair values due to widening spreads in a difficult and illiquid market environment. In addition, the Company has exposure to realized losses if it is determined that the securities are other-than-temporarily impaired. These risks are mitigated somewhat by the Company's ability and intent to hold these securities to recovery, which may be at maturity. These securities are reviewed monthly to ensure they are performing as expected and to ensure sufficient credit support.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company has no direct exposure through investments in subprime mortgage loans. The Company has no underwriting exposure to subprime mortgage risk.

The following information relates to the Company’s other investments with subprime exposure at December 31:

	Actual Cost	Book/ Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized

2024	($ in thousands)
Residential mortgage-backed securities	$9,540	$11,375	$15,276	$—

2023
Residential mortgage-backed securities	$10,674	$12,639	$16,691	$—

Repurchase Agreements and Securities Lending Transactions

For repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received, and securities or mortgage loans are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and the amount at which the securities or mortgage loans are reacquired as interest expense. As of December 31, 2024, the Company had borrowed money obligations of $55.0 million, which represents the cash amount of $55.0 million to be paid at the repurchase agreement’s maturity on January 2, 2025. As of December 31, 2023, the Company had no balances outstanding under these agreements.

As of December 31, 2024, the Company has posted $63.6 million (statutory carrying value prior to the nonadmission of $1.3 million of bonds) of its assets as repurchase agreement collateral, all of which was classified as “Bonds” as of December 31, 2024. In connection with the outstanding repurchase agreement, the Company has also recognized a liability of $55.0 million, which is classified as “Borrowed money and interest thereon” on the Company’s December 31, 2024 Statement of Liabilities, Surplus and Other Funds.

As of December 31, 2023, the Company had no collateral posted.

The Company participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned to third parties for short periods of time. The Company requires collateral at least equal to 102% of the fair value of the loaned securities to be separately maintained. The loaned securities’ fair value is monitored on a daily basis and collateral is adjusted accordingly. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. As collateral for the loaned securities, the Company receives cash, which is primarily reinvested in short-term repurchase agreements, which are also collateralized by U.S. Government or U.S. Government Agency securities, and government money market funds. As of December 31, 2024, securities with a fair value of $270.1 million consisting of bonds and preferred stocks were loaned under these agreements. As of December 31, 2024, the fair value of the invested collateral related to these agreements was $280.9 million. The Company has an obligation to return $280.9 million of collateral to the collateral investment counterparties.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2023, securities with a fair value of $87.3 million consisting of bonds and preferred stocks were loaned under these agreements. As of December 31, 2023, the fair value of the invested collateral related to these agreements was $91.0 million. The Company has an obligation to return $91.0 million of collateral to the collateral investment counterparties.

The collateral received related to the Company’s securities lending activities for 30 days or less was $280.9 million as of December 31, 2024. The fair value of that collateral and the portion of that collateral that was sold or repledged was also $280.9 million as of December 31, 2024. The collateral received related to the Company’s securities lending activities for 30 days or less was $91.0 million as of December 31, 2023. The fair value of that collateral and the portion of that collateral that was sold or repledged was also $91.0 million as of December 31, 2023.

The Company receives primarily cash collateral in an amount in excess of the fair value of the loaned securities. The Company reinvests the cash in overnight U.S. Government repurchase agreements.

The Company’s securities lending program is not administered by an affiliated agent.

The following details the collateral reinvested related to the Company’s securities lending as of December 31:

	2024		2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	($ in thousands)
30 Days or Less	$280,884	$280,884	$90,974	$90,974

The cash the Company receives is invested in short-term U.S. Government repurchase agreements, and therefore, matches the maturity date of the collateral to be returned.

The Company did not accept any collateral that was not permitted by contract or custom to sell or repledge during the period. The Company did not have any securities lending collateral transactions that extend beyond one year from the reporting date.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

While the Company anticipates that the cash flows of its operations will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs to provide liquidity when needed. The Company expects that the rate received on collateral posted will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The fair value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. Due to the short tenor of the repurchase agreements, the Company would not expect any stress on liquidity to be an issue.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

If market deterioration is detected and/or additional sources of liquidity are needed to manage asset/liability mismatches, the Company would draw down short-term investment positions and conserve cash by ceasing new investment activity. The Company is also a member of the Federal Home Loan Bank of Cincinnati, also has a revolving line of credit which could be accessed, as well as intercompany loan agreements set up with PLAIC, WCL, and MONY, if needed.

The types of repurchase agreement trades used during 2024 are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Bilateral (Yes/No)	No	No	No	No
Tri-Party (Yes/No)	Yes	Yes	Yes	Yes

The types of repurchase agreement trades used during 2023 are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Bilateral (Yes/No)	No	No	No	No
Tri-Party (Yes/No)	Yes	Yes	Yes	Yes

The types of repurchase agreement trades used during 2022 are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Bilateral (Yes/No)	Yes	Yes	Yes	Yes
Tri-Party (Yes/No)	Yes	Yes	Yes	Yes

A summary of the maturity time frame and ending balance of repurchase agreement transactions during 2024 is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Open - No Maturity	$—	$—	$—	$—
Overnight	855,000	1,200,000	820,000	315,000

Ending Balance
Open - No Maturity	$—	$—	$—	$—
Overnight	525,000	330,000	—	55,000

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

A summary of the maturity time frame and ending balance of repurchase agreement transactions during 2023 is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Open - No Maturity	$—	$—	$—	$—
Overnight	925,000	465,000	35,000	685,000

Ending Balance
Open - No Maturity	$—	$—	$—	$—
Overnight	60,000	—	—	—

The Company had no securities sold and/or acquired that resulted in default during 2024 and 2023.

A summary of securities "sold" under repurchase agreement - secured borrowing during 2024 is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
BACV	XXX	XXX	XXX	$421,718
Fair Value	$938,913	$1,312,360	$888,780	334,421

Ending Balance
BACV	XXX	XXX	XXX	$63,592
Fair Value	$566,334	$349,674	$—	59,312

A summary of securities "sold" under repurchase agreement - secured borrowing during 2023 is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
BACV	XXX	XXX	XXX	$983,165
Fair Value	$973,815	$484,301	$36,322	740,530

Ending Balance
BACV	XXX	XXX	XXX	$—
Fair Value	$62,024	$—	$—	—

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

A summary of securities "sold" under repurchase agreement - secured borrowing during 2022 is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
BACV	XXX	XXX	XXX	$1,744,427
Fair Value	$1,762,332	$1,784,643	$1,508,899	1,326,989

Ending Balance
BACV	XXX	XXX	XXX	$1,270,342
Fair Value	$791,378	$1,115,916	$1,265,980	967,487

As of December 31, 2024, the Company held securities “sold” under repurchase agreement – secured borrowing consisting of NAIC 1 bonds with a carrying value of $63.6 million and fair value of $59.3 million. The fair value of nonadmitted bonds was $1.3 million as of December 31, 2024.

As of December 31, 2023, the Company held no securities “sold” under repurchase agreement – secured borrowing.

Details of the collateral received - secured borrowing for the year ended December 31, 2024, is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Cash	$855,000	$1,200,000	$820,000	$315,000

Ending Balance
Cash	$525,000	$330,000	$—	$55,000

Details of the collateral received - secured borrowing for the year ended December 31, 2023, is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Cash	$925,000	$465,000	$35,000	$685,000

Ending Balance
Cash	$60,000	$—	$—	$—

The Company had cash collateral received - secured borrowing of $55.0 million and $0 as of December 31, 2024 and 2023, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The allocation of aggregate collateral by remaining contractual maturity as of December 31 is as follows:

	Fair Value
	2024	2023

	($ in thousands)
Overnight and Continuous	$59,312	$—

The Company did not receive any cash collateral that was reinvested in 2024 and 2023.

The Company recognized the following liability to return cash collateral for 2024:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Cash (Collateral-All)	$855,000	$1,200,000	$820,000	$315,000

Ending Balance
Cash (Collateral-All)	$525,000	$330,000	$—	$55,000

The Company recognized the following liability to return cash collateral for 2023:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Cash (Collateral-All)	$925,000	$465,000	$35,000	$685,000

Ending Balance
Cash (Collateral-All)	$60,000	$—	$—	$—

For 2024 and 2023, the Company had no reverse repurchase agreements transactions accounted for as secured borrowing and no repurchase agreements or reverse repurchase agreement transactions accounted for as a sale.

Mortgage Loans

The Company's mortgage loan portfolio was characterized by the following as of December 31:

	Percent of Portfolio
	2024	2023
Retail	22.1%	23.7%
Other	23.5	21.5
Apartments	22.0	21.4
Industrial	21.1	20.9
Office	10.2	11.3
Lodging	0.9	1.1
Mixed use	0.2	0.1
Total	100.0%	100.0%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. The Company’s mortgage loan portfolio had the following concentrations by location greater than or equal to 5% as of December 31, 2024 and 2023:

	Percent of Portfolio		Percent of Portfolio
State	2024	State	2023
California	10.4%	California	10.0%
Texas	7.8	Florida	8.4
Florida	7.7	Texas	8.0
North Carolina	7.1	North Carolina	7.0
Alabama	5.8	Alabama	5.8
Michigan	5.1	Michigan	5.8

The minimum and maximum lending rates for commercial mortgage loans originated by the Company during 2024 were 4.9% and 7.75%, respectively. The minimum and maximum lending rates for commercial mortgage loans originated by the Company during 2023 were 3.625% and 7.09%, respectively. The minimum and maximum lending rates for commercial mortgage loans originated by the Company during 2022 were 2.25% and 5.25%, respectively.

The maximum percentage of any one loan to the value of security at the time of the loan was 88%. The target percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured, guaranteed, or purchase money mortgages is generally 75%. The Company also offers a commercial loan product under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. The Company uses this loan-to-value ratio as a credit quality indicator, which is a component of the Company’s ongoing monitoring of the credit risk of its mortgage loan portfolio. The Company also monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. As of December 31, 2024, the Company had mortgage loans with outstanding principal totaling $387.7 million which exceeded a 75% loan-to-value ratio in the total amount of $17.4 million. For loans the Company held as of December 31, 2024, the maximum percentage of any one loan to the value of security as of the most recent appraisal was 94%. As of December 31, 2023, the Company had mortgage loans with outstanding principal totaling $405.9 million which exceeded a 75% loan-to-value ratio in the total amount of $30.4 million. For loans the Company held as of December 31, 2023, the maximum percentage of any one loan to the value of security as of the most recent appraisal was 81%.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

An aging analysis of the Company’s commercial mortgage loans as of December 31 is as follows:

	2024	2023

	($ in thousands)
Recorded Investment (All)
Current	$11,457,467	$10,753,722
90-179 Days Past Due	5,500	12,516
180+ Days Past Due	14,062	25,305

Participant or Co-lender in a Mortgage Loan Agreement
Recorded investment	$324,330	$324,711

The Company’s investment in impaired loans with or without allowance for credit losses as of December 31 is as follows:

	2024	2023

	($ in thousands)
With Allowance for Credit Losses	$23,372	$57,928
No Allowance for Credit Losses	—	—
Total	23,372	57,928
Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	$2,650	$5,449

The Company’s investment in impaired loans – average recorded investment, interest income recognized, and recorded investment on nonaccrual status as of December 31 is as follows:

	2024	2023

	($ in thousands)
Average Recorded Investment	$4,674	$8,275
Interest Income Recognized	262	1,733
Recorded Investments on Nonaccrual Status	19,562	37,821

The Company had the following allowances for credit losses:

	2024	2023

	($ in thousands)
Balance at beginning of period	$40,446	$15,918
Additions charged to operations	14,206	50,675
Less: Direct write-downs charged against the allowances	41,182	25,814
Less: Recoveries of amounts previously charged off	794	333
Balance at end of period	$12,676	$40,446

The Company had no mortgage loans held in the General Account derecognized as a result of foreclosure in 2024 and 2023.

As of December 31, 2024 and 2023, the Company had $19.5 million and $37.8 million mortgages more than 90 days past due, respectively. During 2024 and 2023, $1.2 million of mortgage loans and $2.6 million were excluded from investment income due and accrued, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Debt Restructuring

During the year ended December 31, 2024, four mortgage loan transactions occurred that accounted for as a troubled debt restructuring pursuant to SSAP no. 36, "Troubled Debt Restructuring" ("SSAP No. 36"). The troubled debt restructuring during the year was the result of concessions made between the creditor and debtor. During the year ended December 31, 2024, the Company did not identify any loans whose principal was permanently impaired. During the year ended December 31, 2023, the Company did not restructure any debt. During the year ended December 31, 2022, the Company identified two loans whose principal was permanently impaired. The loans with a carrying value of $17.3 million were settled with a discounted payoff.

During the years ended December 31, 2024, 2023, and 2022, the realized loss reported by the Company for these transactions was $5.4 million, $0, and $7.4 million, respectively. These transactions did not adversely affect the Company’s liquidity or ability to maintain proper matching of assets and liabilities.

A summary of the debt restructuring for which the Company is a creditor is as follows:

	2024	2023

	($ in thousands)
The total recorded investment in restructured loans, as of year-end	$25,620	$—
The realized capital losses related to these loans	5,371	—

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

Common Stocks-Affiliated

The Company’s 100% ownership interest in the outstanding common stock of its affiliates (admitted value) as of December 31 was as follows:

	2024	2023

	($ in thousands)
Protective Life and Annuity Ins. Co.	$573,885	$557,646
West Coast Life Insurance Co.	337,762	428,455
MONY Life Insurance Company	366,688	355,160
Protective Property & Casualty Insurance Co.	202,515	214,235
A.U.L. Corp.	259,011	288,583
ShelterPoint Group, Inc.	691,090	—
Total common stocks-affiliated	$2,430,951	$1,844,079

Common Stock-Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Cincinnati. Through its membership, the Company received cash advances in the amount of $3,905.0 million and $3,550.0 million as of December 31, 2024 and 2023, respectively. These cash advances are the result of the Company issuing funding agreements to and entering repurchase agreements with the FHLB of Cincinnati, for $3,850.0 million and $55.0 million, respectively for 2024, and $3,550.0 million and $0.0 million, respectively, for 2023.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company uses the funds obtained from the funding agreements in an investment spread strategy, consistent with its other investment spread operations. The Company applies SSAP No. 52, “Deposit-Type Contracts” accounting treatment to the funding agreements, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from issuing funding agreements to the FHLB of Cincinnati for use in general operations would be accounted for consistently with SSAP No. 15, “Debt and Holding Company Obligations”.

Amounts received under repurchase agreements are accounted for pursuant to SSAP No. 103, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”.

The Company’s aggregate totals of FHLB capital stock as of December 31 are as follows:

2024	1 Total 2+3	2 General Account	3 Separate Accounts

	($ in thousands)
Membership stock - Class A	$—	$—	$—
Membership stock - Class B	20,000	20,000	—
Activity stock	182,297	182,297	—
Excess stock	—	—	—
Aggregate total	$202,297	$202,297	$—

Actual or estimated borrowing capacity as determined by the insurer	$5,009,253	XXX	XXX

2023	1 Total 2+3	2 General Account	3 Separate Accounts

	($ in thousands)
Membership stock - Class A	$—	$—	$—
Membership stock - Class B	20,000	20,000	—
Activity stock	188,825	188,825	—
Excess stock	—	—	—
Aggregate total	$208,825	$208,825	$—

Actual or estimated borrowing capacity as determined by the insurer	$4,966,683	XXX	XXX

The Company’s Class B membership stock is not eligible for redemption.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The amounts pledged as of December 31 are as follows:

	Fair Value	Carrying Value	Aggregate Total Borrowing

	($ in thousands)
December 31, 2024 Total General and Separate Accounts Total Collateral Pledged	$4,560,981	$5,957,055	$3,905,000
December 31, 2024 General Account Total Collateral Pledged	$4,560,981	$5,957,055	$3,905,000
December 31, 2024 Separate Accounts Total Collateral Pledged	$—	$—	$—
December 31, 2023 Total General and Separate Accounts Total Collateral Pledged	$4,035,120	$5,206,819	$3,550,000
December 31, 2023 General Account Total Collateral Pledged	$4,035,120	$5,206,819	$3,550,000
December 31, 2023 Separate Accounts Total Collateral Pledged	$—	$—	$—

The maximum amount pledged during the reporting period is as follows:

	Fair Value	Carrying Value	Aggregate Total Borrowing

	($ in thousands)
2024 Total General and Separate Accounts Total Collateral Pledged	$5,412,330	$6,883,037	$4,800,000
2024 General Account Total Collateral Pledged	$5,412,330	$6,883,037	$4,800,000
2024 Separate Accounts Total Collateral Pledged	$—	$—	$—
2023 Total General and Separate Accounts Total Collateral Pledged	$4,812,329	$6,159,671	$4,235,000
2023 General Account Total Collateral Pledged	$4,812,329	$6,159,671	$4,235,000
2023 Separate Accounts Total Collateral Pledged	$—	$—	$—
2022 Total General and Separate Accounts Total Collateral Pledged	$3,810,133	$4,803,655	$3,450,000
2022 General Account Total Collateral Pledged	$3,810,133	$4,803,655	$3,450,000
2022 Separate Accounts Total Collateral Pledged	$—	$—	$—

Information regarding borrowings from the FHLB is as follows:

Amounts as of reporting date December 31, 2024	1 Total 2+3	2 General Account	3 Separate Accounts	4 Funding Agreements Reserves Established

	($ in thousands)
Debt	$55,000	$55,000	$—	XXX
Funding agreements	3,850,000	3,850,000	—	$3,574,848
Other	—	—	—	XXX
Aggregate total	$3,905,000	$3,905,000	$—	$3,574,848

Amounts as of reporting date December 31, 2023	1 Total 2+3	2 General Account	3 Separate Accounts	4 Funding Agreements Reserves Established

	($ in thousands)
Debt	$—	$—	$—	XXX
Funding agreements	3,550,000	3,550,000	—	$3,522,780
Other	—	—	—	XXX
Aggregate total	$3,550,000	$3,550,000	$—	$3,522,780

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Maximum amount: 2024	1 Total 2+3	2 General Account	3 Separate Accounts

	($ in thousands)
Debt	$1,200,000	$1,200,000	$—
Funding agreements	3,600,000	3,600,000	—
Other	—	—	—
Aggregate total	$4,800,000	$4,800,000	$—

Maximum amount: 2023	1 Total 2+3	2 General Account	3 Separate Accounts

	($ in thousands)
Debt	$685,000	$685,000	$—
Funding agreements	3,550,000	3,550,000	—
Other	—	—	—
Aggregate total	$4,235,000	$4,235,000	$—

FHLB - prepayment obligations for 2024, 2023 and 2022:

Does the company have prepayment obligations under the following arrangements (YES/NO)?
Debt	NO
Funding agreements	YES
Other	NO

Real Estate

The book values of the Company's investments in real estate, by category, as of December 31 are as follows:

	2024	2023

	($ in thousands)
Property occupied by the Company	$103,208	$106,497
Properties held for the production of income	3,209	3,270
Properties held for sale	—	—
Total real estate	$106,417	$109,767

The Company did not recognize any permanent impairment write-downs in real estate property held as of December 31, 2024 and 2023.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Restricted Assets

The Company had the following restricted assets, all within the General Account, as of December 31:

Restricted Asset Category	2024	2023	Increase/ (Decrease)	% of Admitted Assets

	($ in thousands)
Collateral held under security lending agreements	$280,884	$90,974	$189,910	0.317%
Federal Home Loan Bank capital stock	202,297	208,825	(6,528)	0.228%
On deposit with states	15,612	15,546	66	0.018%
Pledged as collateral to FHLB (including assets backing funding agreements)	5,955,708	5,206,819	748,889	6.724%
Collateral for derivative instruments	183,621	141,128	42,493	0.207%
Total restricted assets	$6,638,122	$5,663,292	$974,830	7.494%

The Company had no other restricted assets as of December 31, 2024 and 2023.

The Company had $88.8 million of cash collateral received and $280.9 million of reinvested collateral assets owned that are reflected as assets within the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus as of December 31, 2024, representing 0.128% and 0.405% of total admitted assets excluding Separate Accounts, respectively. The recognized obligation to return the collateral assets was $369.7 million, representing 0.578% of total liabilities excluding Separate Accounts as of December 31, 2024.

The Company had $175.5 million of cash collateral received and $91.0 million of reinvested collateral assets owned that are reflected as assets within the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2023, representing 0.263% and 0.136% of total admitted assets excluding Separate Accounts, respectively. The recognized obligation to return the collateral assets was $266.5 million, representing 0.434% of total liabilities excluding Separate Accounts as of December 31, 2023.

There was no collateral received and reflected as assets within the Company’s Separate Accounts as of December 31, 2024 and 2023.

Joint Ventures, Partnerships, and Limited Liability Companies

The Company had no investments in joint ventures, partnerships, or limited liability companies that exceed 10% of its admitted assets as of December 31, 2024 or 2023. The Company did not recognize any impairment write-downs for its investments in joint ventures, partnerships, and limited liability companies as of December 31, 2024 and 2023.

Wash Sales

In the normal course of the Company’s investment management, securities can be sold and reacquired within 30 days. This practice is known as wash sales. The Company did not record any wash sales for the years ended December 31, 2024, 2023 or 2022.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

6.	Income Taxes

The Company is included in the consolidated federal income tax return of PLC and its subsidiaries. The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent that it can be carried back against prior years’ separate company income tax expense. Any amount not carried back is carried forward on a separate company basis. Income taxes recoverable (payable) are recorded in the federal income taxes receivable (payable) account and are settled periodically, per the tax sharing agreement.

The components of the net deferred tax asset/(deferred tax liability) (“DTA”/(“DTL”)) as of December 31 are as follows:

	12/31/2024			12/31/2023			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
1.	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total

	($ in thousands)
(a) Gross Deferred Tax Assets	$843,074	$33,506	$876,580	$734,888	$36,278	$771,166	$108,186	$(2,772)	$105,414
(b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
(c) Adjusted Gross Deferred Tax Assets (1a - 1b)	843,074	33,506	876,580	734,888	36,278	771,166	108,186	(2,772)	105,414
(d) Deferred Tax Assets Nonadmitted	519,548	16,554	536,102	472,168	3,452	475,620	47,380	13,102	60,482
(e) Subtotal Net Admitted Deferred Tax Asset) (1c-1d)	323,526	16,952	340,478	262,720	32,826	295,546	60,806	(15,874)	44,932
(f) Deferred Tax Liabilities	112,992	—	112,992	87,089	—	87,089	25,903	—	25,903
(g) Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability) (1e-1f)	$210,534	$16,952	$227,486	$175,631	$32,826	$208,457	$34,903	$(15,874)	$19,029

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	12/31/2024			12/31/2023			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
2.	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total

	($ in thousands)
Admission Calculation Components - SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carryback	$—	$685	$685	$—	$15,405	$15,405	$—	$(14,720)	$(14,720)
(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets from 2(a) above) After Application of the Threshold Limitation (The Lesser of 2(b)(1) and 2(b)2 Below)	210,534	16,267	226,801	175,631	17,421	193,052	34,903	(1,154)	33,749
1) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	210,534	16,267	226,801	175,631	17,421	193,052	34,903	(1,154)	33,749
2) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	775,684	XXX	XXX	766,231	XXX	XXX	9,453
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	112,992	—	112,992	87,089	—	87,089	25,903	—	25,903
(d) Deferred Tax Assets Admitted as the result of Application of SSAP No. 101. Total 2(a) +2(b) +2(c)	$323,526	$16,952	$340,478	$262,720	$32,826	$295,546	$60,806	$(15,874)	$44,932

	2024	2023

	($ in thousands)
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	764%	819%
(b) Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In 2(b)2 Above.	$5,780,931	$5,568,736

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	12/31/2024		12/31/2023		Change
	(1)	(2)	(3)	(4)	(5)	(6)
	Ordinary	Capital	Ordinary	Capital	(Col 1-3) Ordinary	(Col 2-4) Capital

	($ in thousands)
Impact of Tax Planning Strategies
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax assets, By Tax Character as a Percentage
1. Adjusted Gross DTA Amount From 1(c)	$843,074	$33,506	$734,888	$36,278	$108,186	$(2,772)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable to the Impact of Tax Planning Strategies	—%	100%	—%	100%	—%	—%
3. Net Admitted Adjusted Gross DTA Amount From 1(e)	$323,526	$16,952	$262,720	$32,826	$60,806	$(15,874)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Admitted Because of the Impact of Tax Planning Strategies	—%	100%	—%	100%	—%	—%
Does the Company’s tax-planning strategies include the use of reinsurance?			Yes		No	X

The Company has no DTLs that are not recognized.

Current income taxes incurred consist of the following major components:

	(1)	(2)	(3)
1.	2024	2023	(Col 1-2) Change

	($ in thousands)
(a) Federal	$193,971	$146,424	$47,547
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	193,971	146,424	47,547
(d) Federal income tax on capital gains	(56,768)	(41,703)	(15,065)
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (1c+1d+1e+1f)	$137,203	$104,721	$32,482

	(1)	(2)	(3)
1.	2023	2022	(Col 1-2) Change

	($ in thousands)
(a) Federal	$146,424	$125,600	$20,824
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	146,424	125,600	20,824
(d) Federal income tax on capital gains	(41,703)	(96,944)	55,241
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (1c+1d+1e+1f)	$104,721	$28,656	$76,065

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

2.

	(1)	(2)	(3)
Deferred Tax Assets	12/31/2024	12/31/2023	(Col 1-2) Change

	($ in thousands)
(a) Ordinary:
(1) Discounting of unpaid losses	$58	$57	$1
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	303,057	235,359	67,698
(4) Investments	1	1	—
(5) Deferred acquisition costs	489,343	452,324	37,019
(6) Policyholder dividends accrual	4,129	4,244	(115)
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	7,226	8,819	(1,593)
(9) Pension accrual	—	—	—
(10) Receivables - nonadmitted	6,447	6,662	(215)
(11) Net operating loss carryforward	—	—	—
(12) Tax credit carryforward	—	—	—
(13) Other	32,813	27,422	5,391
(99) Subtotal (sum of 2a1 through 2a13)	843,074	734,888	108,186

(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	519,548	472,168	47,380
(d) Admitted ordinary deferred tax assets (2a99-2b-2c)	323,526	262,720	60,806

(e) Capital:
(1) Investments	33,506	36,278	(2,772)
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	33,506	36,278	(2,772)

(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	16,554	3,452	13,102
(h) Admitted capital deferred tax assets (2e99-2f-2g)	16,952	32,826	(15,874)
(i) Admitted deferred tax assets (2d+2h)	$340,478	$295,546	$44,932

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

3.

	(1)	(2)	(3)
Deferred Tax Liabilities	12/31/2024	12/31/2023	(Col 1-2) Change

	($ in thousands)
(a) Ordinary
(1) Investments	$76,052	$49,181	$26,871
(2) Fixed assets	355	1,385	(1,030)
(3) Deferred and uncollected premium	15,805	6,126	9,679
(4) Policyholder reserves	14,762	24,247	(9,485)
(5) Other	6,018	6,150	(132)
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	112,992	87,089	25,903

(b) Capital:
(1) Investments	—	—	—
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	—	—	—
(c) Deferred tax liabilities (3a99+3b99)	$112,992	$87,089	$25,903

4. Net deferred tax assets/liabilities (2i-3c)	$227,486	$208,457	$19,029

The change in net deferred income taxes as of December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statements of Changes in Capital and Surplus):

	(1)	(2)	(3)
	12/31/2024	12/31/2023	(Col 1-2) Change

	($ in thousands)
Adjusted gross deferred tax assets	$876,580	$771,166	$105,414
Total deferred tax liabilities	112,992	87,089	25,903
Net deferred tax assets (liabilities)	$763,588	$684,077	79,511
Tax effect of unrealized gains/(losses)			(11,511)
Tax effect of prior period corrections through surplus			(1,515)
Change in net deferred income tax			$66,485

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	(1)	(2)	(3)
	12/31/2023	12/31/2022	(Col 1-2) Change

	($ in thousands)
Adjusted gross deferred tax assets	$771,166	$700,918	$70,248
Total deferred tax liabilities	87,089	89,389	(2,300)
Net deferred tax assets (liabilities)	$684,077	$611,529	72,548
Tax effect of unrealized gains/(losses)			28,323
Tax effect of prior period corrections through surplus			—
Change in net deferred income tax			$100,871

The Company is member of a controlled group of corporations subject to the Corporate Alternative Minimum Tax (“CAMT”). The CAMT is assessed as 15 percent of adjusted financial statement income in excess of regular U.S. income tax liability.  Any CAMT paid generates a credit with an indefinite carryforward that can be offset against future regular U.S. liability in excess of the CAMT liability.  The Company has no tax liability for CAMT as of December 31, 2024 and December 31, 2023.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31 are as follows:

	2024	Effective Tax Rate (%)	2023	Effective Tax Rate (%)	2022	Effective Tax Rate (%)

	($ in thousands)
Provision computed at statutory rate	$161,214	21.0%	$62,045	21.0%	$94,111	21.0%

Tax on STAT capital gains (losses)	(41,371)	(5.4)	(89,908)	(30.4)	(99,256)	(22.1)
Amortization of IMR	2,059	0.3	(2,872)	(1.0)	(27,820)	(6.2)
Change in nonadmitted assets	(10,307)	(1.3)	7,738	2.6	6,813	1.5
Nondeductible expense	4,079	0.5	1,432	0.5	1,546	0.3
Tax-exempt income deduction	(16,775)	(2.2)	(9,129)	(3.1)	7,973	1.8
Dividends received deduction	(9,570)	(1.2)	(6,162)	(2.1)	(8,156)	(1.8)
Prior year deferred tax true-up	606	0.1	(68)	—	(2,483)	(0.6)
Prior year current tax true-up	(4,638)	(0.6)	1,784	0.6	4,857	1.1
Loss on reinsurance	(28,122)	(3.7)	(34,724)	(11.9)	(17,394)	(3.9)
Elimination of intercompany dividend	(43,401)	(5.7)	(9,450)	(3.2)	(14,280)	(3.2)
Intercompany operating loss carryforward	63,065	8.2	78,592	26.6	79,573	17.8
Intercompany capital loss carryforward	(1,812)	(0.2)	(112)	—	1,169	0.3
Foreign tax credit	(2,886)	(0.4)	(2,453)	(0.8)	(2,523)	(0.6)
Tax contingencies	6	—	—	—	—	—
Assets in support of IMR	581	0.1	(2,575)	(0.9)	2,353	0.5
Reserve change through surplus	6,490	0.8	15,557	5.3	—	—
Derivative URGL through surplus	(8,713)	(1.1)	1,639	0.6	(2,975)	(0.7)
Prior period adjustment through surplus	—	—	—	—	1,355	0.3
Capital gain/loss on affiliate stock	—	—	(7,985)	(2.7)	—	—
Section 162(m) limitation	213	—	501	0.2	420	0.1
Total	$70,718	9.2%	$3,850	1.3%	$25,283	5.6%

Federal and foreign income taxes incurred	$193,971	25.3%	$146,424	49.5%	$125,600	28.0%
Tax on capital gains/(losses)	(56,768)	(7.4)	(41,703)	(14.1)	(96,944)	(21.6)
Change in net deferred income taxes charge/(benefit)	(66,485)	(8.7)	(100,871)	(34.1)	(3,373)	(0.8)
Total statutory income taxes	$70,718	9.2%	$3,850	1.3%	$25,283	5.6%

As of December 31, 2024, the Company had no operating loss, no capital loss, and no foreign tax credit carryforwards available to offset future net income subject to federal income taxes.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company incurred the following income taxes in the current year and preceding years that would be available for recoupment in the event of future net losses:

	Ordinary	Capital	Total

	($ in thousands)
2022	$—	$431	$431
2023	—	82	82
2024	—	172	172
Total	$—	$685	$685

The Company had no deposits admitted under Section 6603 of the Internal Revenue Code as of December 31, 2024 and 2023 .

The Company had no state transferable tax credits at December 31, 2024 or 2023.

The Company's federal income tax return for 2024 will be a consolidated return that includes the following entities:

A.U.L. Corp.	PIPCO Reinsurance Company, Ltd.
Asset Protection Financial, Inc.	Protective Administrative Services, Inc.
Atlas Peak Insurance Company, Ltd.	Protective Asset Protection, Inc.
AUL Insurance Agency, Inc.	Protective Life Corporation
Chesterfield International Reinsurance Limited	Protective Life and Annuity Insurance Company
Concourse Financial Group Agency, Inc.	Protective Life Insurance Company
Concourse Financial Group Securities, Inc.	Protective Property & Casualty Insurance Company
D.R.G., Inc.	ShelterPoint Group, Inc.
Dealer Services Reinsurance, Ltd.	ShelterPoint Insurance Company
Empower Financial Resources, Inc.	ShelterPoint Life Insurance Company
First Protection Company	The Advantage Warranty Corporation
First Protection Corporation	United States Warranty Corp.
First Protection Corporation of Florida	USWC Holding Company
Golden Gate Captive Insurance Company	USWC Installment Program, Inc.
Interstate Administrative Services, Inc.	Warranty Business Services Corporation
Interstate National Corporation	Warranty Direct, Inc.
Interstate National Dealer Services of Florida, Inc.	Warranty Topco, Inc.
Interstate National Dealer Services, Inc.	West Coast Life Insurance Company
Investment Distributors, Inc.	Western Diversified Services, Inc.
LASAS Technologies, Inc.	Western General Dealer Services, Inc.
MONY Life Insurance Company	Western General Warranty Corporation
National Warranty Corp.	Wisconsin A.U.L., Inc.
New World Warranty Corp.

There are no unrecognized tax benefits for the years ended December 31, 2024 and 2023, respectively.

Any accrued interest related to the unrecognized tax benefits and other accrued income taxes have been included in income tax expense. There were no amounts included in the three-year period ended December 31, 2024, as the parent company maintains responsibility for the interest on unrecognized tax benefits. The Company has no accrued interest associated with unrecognized tax benefits as of December 31, 2024 or 2023.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

In general, the Company is no longer subject to income tax examinations by taxing authorities for tax years that began before 2020.

The Company does not have any federal income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

7.	Information Concerning Parent and Subsidiaries

Subsidiary Acquisition

On November 1, 2024, PLICO completed the acquisition of ShelterPoint Group, Inc., a leading provider of statutory disability, paid family and medical leave, as well as medical gap insurance products, among others. ShelterPoint Group, Inc., a New York corporation, is the holding company of ShelterPoint Life Insurance Company, a New York corporation, and its wholly owned subsidiary ShelterPoint Insurance Company, a Florida corporation. The Company accounted for this transaction under the statutory purchase method of accounting as required by SSAP No. 68. The consideration paid at closing was approximately $751 million and is subject to post closing adjustments as defined in the purchase agreement. ShelterPoint Group, Inc. is carried at $691.1 million at December 31, 2024. The Company recorded no goodwill in the transaction. As of the purchase date, the Company recorded an estimate in the amount of $24 million related to contingent consideration, which represents the Company’s best estimate of the present value of future payments required if certain triggering events relating to the passing of disability benefits legislation occur. The final purchase price will be adjusted based on any changes from the estimated contingent consideration to the actual consideration paid. These amounts are accrued within “Other liabilities” in the Company’s Statements of Admitted Assets, Liabilities, and Capital and Surplus.

On May 2, 2022, the Company completed the acquisition of AUL (the “Acquisition”), as contemplated by an agreement reached in March 2022. The Company accounted for this transaction under the statutory purchase method of accounting as required by SSAP No. 68. The aggregate purchase price was $347.0 million. AUL is carried at $259.0 million at December 31, 2024 within “Common stocks-affiliated”. The Company recorded no goodwill in the transaction. AUL offers a variety of finance and insurance products, including warranties, vehicle service contracts, and a suite of ancillary products.

Dividends and Capital Contributions

During 2024, the Company paid an ordinary dividend of $50.0 million to its parent, PLC. During 2023, the Company paid ordinary dividends of $70.0 million to PLC. During 2022, the Company paid a $339.0 million in ordinary dividends to PLC.

During 2024, the Company received a capital contribution of $242.0 million from PLC. PLC made no cash capital contribution to the Company during 2023. During 2022, the Company received a cash capital contribution of $100.0 million from PLC.

On September 30, 2023, the Company distributed all issued and outstanding shares of GGCIC common stock to PLC through a nontaxable distribution under Section 355 of the Internal Revenue Code of 1986, as amended, resulting in a change in GGCIC’s immediate parent from the Company to PLC.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company received the following distributions from subsidiaries during the years ended December 31, certain of which were treated as a return of capital:

	2024	2023	2022

	($ in thousands)
West Coast Life Insurance Company	$77,700	$—	$40,000
MONY Life Insurance Company	32,300	35,000	18,000
USWC Holding Company	5,000	10,150	2,000
Protective Property & Casualty Insurance Company	21,400	10,000	10,000
Protective Asset Protection, Inc.	225	850	—
Western Diversified Services, Inc.	—	4,000	—
Golden Gate Captive Insurance Company	—	47,000	91,000
ShelterPoint	75,271	—	—
AUL Corp	—	—	30,000
Total distributions received	$211,896	$107,000	$191,000

The Company made the following capital contributions for the years ended December 31:

	2024	2023	2022

	($ in thousands)
Golden Gate Captive Insurance Company	$—	$—	$8,500
Total contributions paid	$—	$—	$8,500

The following provides detail regarding these contributions and distributions:

●	During the fourth quarter of 2024, the Company's wholly owned subsidiary, Protective Property & Casualty Insurance Company, paid an ordinary cash dividend of $11.4 million to the Company.

●	During the fourth quarter of 2024, the Company's wholly owned subsidiary, WCL, paid an ordinary cash dividend in the amount of $20.0 million to the Company.

●	During the fourth quarter of 2024, the Company’s wholly owned subsidiary, PAPI, paid a cash distribution of $225.0 thousand to the Company. This distribution was treated as a return of capital distribution.

●	During the fourth quarter of 2024, the Company’s wholly owned subsidiary, USWC Holding Company paid a cash distribution of $5.0 million to the Company. This distribution was treated as a return of capital distribution.

●	During the fourth quarter of 2024, the Company's wholly owned subsidiary, ShelterPoint Group, Inc., paid an ordinary cash dividend of $75.3 million to the Company.

●	During the third quarter of 2024, the Company's wholly owned subsidiary, MONY, paid an ordinary cash dividend in the amount of $12.3 million to the Company.

●	During the third quarter of 2024, the Company's wholly owned subsidiary, WCL, paid an ordinary cash dividend in the amount of $37.7 million to the Company.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

●	During the first quarter of 2024, the Company's wholly owned subsidiary, Protective Property & Casualty Insurance Company, paid an ordinary cash dividend of $10.0 million to the Company.

●	During the first quarter of 2024, the Company's wholly owned subsidiary, MONY, paid an ordinary cash dividend in the amount of $20.0 million to the Company.

●	During the first quarter of 2024, the Company's wholly owned subsidiary, WCL, paid an ordinary cash dividend in the amount of $20.0 million to the Company.

●	During the fourth quarter of 2023, the Company’s wholly owned subsidiary, WDS, paid a cash distribution of $4.0 million to the Company. This distribution was treated as a return of capital distribution.

●	During the fourth quarter of 2023, the Company’s wholly owned subsidiary, USWC Holding Company paid a cash distribution of $10.15 million to the Company. This distribution was treated as a return of capital distribution.

●	During the fourth quarter of 2023, the Company’s wholly owned subsidiary, PAPI, paid a cash distribution of $850.0 thousand to the Company. This distribution was treated as a return of capital distribution.

●	During the third quarter of 2023, the Company received a distribution of $15.0 million from GGCIC, consisting of cash of $9.8 million and a bond in the amount of $5.2 million (including accrued interest of $0.1 million).

●	During the second quarter of 2023, the Company’s wholly owned subsidiary, MONY, paid an ordinary cash dividend in the amount of $35.0 million to the Company.

●	During the second quarter of 2023, the Company received a cash distribution of $32.0 million from GGCIC. This distribution was treated as a return of capital distribution.

●	During the first quarter of 2023, the Company’s wholly owned subsidiary, Protective Property & Casualty Insurance Company, paid an ordinary cash dividend of $10.0 million to the Company.

●	During the first quarter of 2022, the Company’s wholly owned subsidiary, PP&C, paid an ordinary cash dividend of $10.0 million to the Company.

●	During 2022, pursuant to its licensing agreement, GGCIC paid extraordinary cash distributions to the Company of $46.0 million and $45.0 million. These distributions were treated as return of capital distributions.

●	During the fourth quarter of 2022, the Company made a scheduled cash capital contribution of $8.5 million to GGCIC.

●	During the fourth quarter of 2022, the Company’s wholly owned subsidiary, AUL, paid a cash distribution of $30.0 million to the Company. This distribution was treated as a return of capital distribution.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

●	During the fourth quarter of 2022, the Company’s wholly owned subsidiary, USWC Holding Company paid a cash distribution of $2.0 million to the Company. This distribution was treated as a return of capital distribution.

●	During the fourth quarter of 2022, the Company’s wholly owned subsidiary, MONY, paid an ordinary cash dividend in the amount of $18.0 million to the Company.

●	During the fourth quarter of 2022, the Company’s wholly owned subsidiary, WCL, paid an ordinary cash dividend of $40.0 million to the Company.

Intercompany Agreements and Settlements

The Company routinely receives from, or pays to, affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly. As of December 31, 2024, the Company had an intercompany receivable of $18.1 million and an intercompany payable of $39.0 million. As of December 31, 2023, the Company had an intercompany receivable of $25.2 million and an intercompany payable of $64.4 million.

The Company entered into an agreement with WCL in 2011, which was amended and restated in 2023, in which a loan can be given to or received from WCL subject to certain limitations as described in the agreement. The Company had no outstanding loaned or borrowed amounts as of December 31, 2024 or 2023, under this agreement. No interest expense was incurred under this agreement during the three-year period ended December 31, 2024.

The Company entered into an agreement with PLAIC in 2012, which was amended and restated in 2023, in which a loan can be given to or received from PLAIC subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts as of December 31, 2024 or 2023, under this agreement. No interest expense was incurred under this agreement during the three-year period ended December 31, 2024.

The Company entered into an agreement with MONY in 2014, which was amended and restated in 2023, in which a loan can be given to or received from MONY subject to certain limitation as described in the agreement. The Company had no loaned or borrowed amounts as of December 31, 2024 and 2023, under this agreement. No interest expense was incurred under this agreement during the three-year period ended December 31, 2024.

The Company, WCL, and PLC have contracts with certain affiliates to provide investment, legal, and data processing services on a fee basis and other managerial and administrative services on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid $321.6 million, $318.1 million, and $301.7 million during the years ended December 31, 2024, 2023, and 2022, respectively, for these services. The Company also received $140.2 million, $118.3 million, and $111.4 million under these agreements in 2024, 2023, and 2022 respectively.

Certain affiliates lease office space, equipment and/or electronic data processing equipment from the Company based upon amounts that would be similar to those charged to an unrelated company in an arm’s length transaction. The Company received $11.7 million, $9.8 million, and $9.9 million for the years ended December 31, 2024, 2023, and 2022, respectively, for these items.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Intercompany Reinsurance

See Note 10 – Reinsurance for a discussion of the Company’s reinsurance transactions with affiliates.

Subsidiary Guarantees and Support Agreements

There are no guarantees or undertakings for the benefit of an affiliate which result in an actual contingent exposure of the Company’s or any affiliated insurer’s assets to liability, other than insurance contracts entered into in the ordinary course of business, except as follows:

The Company entered into a guaranty agreement on October 27, 1993, with PLAIC. The Company has guaranteed the payment of all insurance policy claims made by the holders or beneficiaries of any policies which were issued after the date of the guaranty agreement in accordance with the terms of said policies. Total liabilities for policies covered by this agreement were $2.1 billion as of December 31, 2024, and $1.7 billion as of December 31, 2023. No payments were made under this guaranty agreement during the three-year period ended December 31, 2024.

The Company entered into a guaranty agreement on December 31, 1995, whereby the Company guaranteed that PLAIC will perform all of the obligations of the Company pursuant to the terms and conditions of an indemnity coinsurance agreement between the Company and an unaffiliated life insurance company. Total liabilities related to this coinsurance agreement were $4.5 million as of December 31, 2024 and $4.9 million as of December 31, 2023. No payments were made under this guaranty agreement during the three-year period ended December 31, 2024.

The Company entered into a guaranty agreement, effective December 23, 1997, whereby the Company has agreed to guarantee that WCL will pay all insurance policy claims made on insurance policies or binders issued by WCL to SouthTrust Corporation (now Wells Fargo & Company) or its affiliated banks. Total liabilities for policies covered by this agreement were $65.9 million as of December 31, 2024 and $65.4 million as of December 31, 2023. No payments were made under this guaranty agreement during the three-year period ended December 31, 2024.

The Company entered into a guaranty agreement on January 12, 1998, whereby the Company guaranteed that the capital and surplus of WCL as of the end of any calendar quarter will be maintained at a level no less than 250% of the "Company Action Level RBC" as defined by the State of Nebraska. In the event that the capital and surplus of WCL is less than the "Company Action Level RBC" at the end of a calendar quarter, the Company will make a capital contribution to WCL in such amount necessary to cure the deficiency. However, in no event shall the cumulative capital contributions be more than 2% of the Company’s admitted assets as of the prior December 31 year end. As of December 31, 2024, 2023 and 2022 the Company had not been required to make capital contributions to WCL in connection with this agreement.

Effective October 1, 2020, GGCIC entered into separate amended and restated indemnity reinsurance agreements with the Company (the “2020 PLICO-GGCIC Agreement”) and WCL (the “2020 WCL-GGCIC Agreement”).

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

On October 1, 2020, GGCIC entered into a transaction with a term of 20 years, that may be extended up to a maximum term of 25 years, to finance up to $5.0 billion of “XXX” and “AXXX” reserves related to the term life insurance business and universal life insurance with secondary guarantee business that is reinsured to GGCIC by the Company and WCL under the 2020 PLICO-GGCIC and 2020 WCL-GGCIC Agreements. This financing transaction is pursuant to an Excess of Loss Reinsurance Agreement (the “XOL Agreement”) with Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and RGA Reinsurance Company (Barbados) Ltd. (collectively, the “Retrocessionaires”). Pursuant to the XOL Agreement, in exchange for periodic fees, the Retrocessionaires assume, on an excess of loss basis, the obligation to pay (the “XOL Payments”) each quarter the lesser of (a) the greater of (i) statutory reserves in excess of economic reserves and (ii) the financed amount and (b) if total claims for such quarter exceed the available assets (as set forth in the XOL Agreement) of GGCIC, the amount of such excess. The transaction is “non-recourse” to PLC, WCL and the Company, meaning that none of these companies are liable to reimburse the Retrocessionaires for any XOL Payments required to be made.

PLC entered into a guaranty dated as of October 1, 2020, pursuant to which PLC agreed to guarantee GGCIC’s payment of certain fees due to the Retrocessionaires under the XOL Agreement. This includes annual contributions to GGCIC to pre-fund estimated fees payable to the Retrocessionaires for the subsequent calendar year. Due to GGCIC’s change in ownership, as discussed above, the 2023 and 2024 scheduled contribution was paid by PLC. A scheduled contribution of $8.5 million, paid by PLICO, occurred during the fourth quarter of 2022 with respect to estimated fees payable to the Retrocessionaires during 2023.

8.	Capital and Surplus, Shareholder’s Dividend Restrictions

Dividends are noncumulative and are paid as determined by the Board of Directors. Dividends can only be paid from earned surplus. Distributions may be paid without approval of the Director of Insurance of the State of Nebraska (“the Director”), up to an amount equal to the greater of 10% of policyholders’ surplus as of the preceding December 31, or the Company’s net gain from operations for the preceding year, subject to earned surplus limitations and reduced by dividends or distributions paid within the preceding twelve months. During 2025, the Company may pay $573.7 million of ordinary dividends without the approval of the Director.

On September 30, 2023, the Company distributed all issued and outstanding shares of GGCIC common stock to PLC through a nontaxable distribution under Section 355 of the Internal Revenue Code of 1986, as amended, resulting in a change in GGCIC’s immediate parent from the Company to PLC.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the types and mixtures of risk inherent in the insurer's operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Company was adequately capitalized under the formula as of December 31, 2024 and 2023.

The portion of unassigned funds represented or reduced for cumulative unrealized gains and losses was $(758.4) million and $(539.1) million as of December 31, 2024 and 2023, respectively.

The portion of unassigned funds reduced for nonadmitted assets was $0.7 billion and $0.6 billion as of December 31, 2024 and 2023, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2024, the Company had issued the following surplus debentures or similar obligations:

Date Issued	Interest Rate	Original Issue Amount of Notes	Carrying Value of Note	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
5/1/2018	3.550%	$55,000	55,000	1,953	13,017	5/1/2038
5/1/2018	3.550%	55,000	55,000	1,953	13,017	5/1/2038
Total		$110,000	$110,000	$3,906	$26,034

As of December 31, 2023, the Company had issued the following surplus debentures or similar obligations:

Date Issued	Interest Rate	Original Issue Amount of Notes	Carrying Value of Note	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
5/1/2018	3.550%	$55,000	$55,000	$1,953	$11,065	5/1/2038
5/1/2018	3.550%	55,000	55,000	1,953	11,065	5/1/2038
Total		$110,000	$110,000	$3,906	$22,130

On May 1, 2018, the Company issued two fixed rate 20-year Surplus Notes (the “Notes”), each with a face amount of $55.0 million. The Company received cash for the Notes. The Notes were issued to Liberty Mutual Insurance Company and The Lincoln National Life Insurance Company (“Lincoln Life”), respectively (the “Note Holders”), in conjunction with the reinsurance transaction discussed in Note 10 “Reinsurance Assumed”. The Notes are direct financial obligations of the Company, and the Holders of the Notes cannot require repayment from PLC, or any affiliates and subsidiaries, other than the Company, the direct issuer of the Notes.

The Company pays interest on the principal amount of the Notes on a semi-annual basis subject to regulatory approval. The first payment was made on December 31, 2018. Any payment of principal, including by redemption, or interest on the Notes may only be made with the prior approval of the Director. The Company will be submitting a request to the Director to pay interest on the Notes through December 31, 2025. Except in certain instances that are considered “Events of Default”, the Note Holders have no rights to accelerate payment of principal on the Notes. “Events of Default” include a failure to pay interest or principal on the Notes when it becomes due and payable, or any state or federal agency obtaining an order or grant of approval for the rehabilitation, liquidation, conservation, or dissolution of the Company. The Company reserves the right to repay the Notes at any time, subject to the terms of the Notes and prior regulatory approval.

In the event that the Company is subject to liquidation, holders of Indebtedness, Policy Claims and Prior Claims would be afforded a greater priority under the Liquidation Act and accordingly, would have the right to be paid in full before any payments of interest or principal are made to Note Holders. The Note Holders would have the right to be paid before any payments are made to common stockholders. In addition, the Notes will rank pari passu with future surplus notes issued by the Company and with all other similarly subordinated claims.

9.	Liabilities, Contingencies and Assessments

Assessments

Under the insurance guaranty fund laws of most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

From time to time, companies may be asked to contribute amounts beyond prescribed limits. It is possible that the Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that alters future premium tax offsets received in connection with guaranty fund assessments. As of December 31, 2024 and 2023, the Company accrued liabilities of $25.2 million and $8.3 million, respectively, for future assessments. The Company accrued related assets for future premium tax credits of $22.5 million and $7.1 million as of December 31, 2024 and 2023, respectively. In addition, assets of $10.5 million and $0.6 million as of December 31, 2024 and 2023, respectively, relate to assessments already paid that will be taken as credits on future premium tax returns.

Other Commitments and Contingencies

A number of judgments have been returned against insurers, broker dealers and other providers of financial services involving, among other things, sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, benefit payment methods, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, payment of sales and other contingent commissions, and other matters. Often these legal proceedings have resulted in the award of substantial judgments that are disproportionate to actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given legal proceeding. Arbitration awards are subject to very limited appellate review. In addition, in some legal proceedings, companies have made material settlement payments. In some instances, substantial judgments may be the result of a party’s perceived ability to satisfy such judgments as opposed to the facts and circumstances regarding the claims made.

At any given time, a number of financial, market conduct, or other examinations or audits of the Company’s subsidiaries, as well as other insurance companies from whom the Company has coinsured blocks of life insurance and annuity policies, may be ongoing. It is possible that any examination or audit may result in payments of fines and penalties, payments to customers, or both, as well as changes in systems or procedures, or restrictions on business activities, any of which could have a material adverse effect on the Company’s business, financial condition and results of operations. The Company monitors these matters for any developments that may make a loss contingency associated with any such audit or exam reasonably estimable.

The Company, like other insurance companies, in the ordinary course of business, is involved in legal proceedings. The Company cannot predict the outcome of any legal proceeding, nor can it provide an estimate of the possible loss, or range of loss, that may result from such legal proceeding. However, unless otherwise specifically disclosed herein, the Company does not expect that its ultimate liability, if any, will be material to its financial condition.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Worth Johnson v. Protective Life Insurance Company, Case No. 2:18-CV-01290 (previously styled as Advance Trust & Life Escrow Services, LTA, as Securities Intermediary of Life Partners Position Holder Trust v. Protective Life Insurance Company), is a putative class action that was filed on August 13, 2018 in the United States District Court for the Northern District of Alabama. Plaintiff seeks to represent all owners of universal life and variable universal life policies issued or administered by the Company or its predecessors that provide that cost of insurance rates are to be determined based on expectations of future mortality experience. Plaintiff's complaint alleges the Company breached those policies by failing to periodically adjust its cost of insurance ("COI") rates based on improved expectations of future mortality, and Plaintiff seeks class certification, compensatory damages, pre-judgment and post-judgment interest, costs, and other unspecified relief. On August 8, 2022, the US District Court granted the Company's Motion for Judgment on the Pleadings, concluding the Company has no contractual duty to lower COI rates if expectations as to future mortality improve. This favorable decision was appealed by Plaintiff to the United States Court of Appeals for the Eleventh Circuit (the "Eleventh Circuit") on August 26, 2022. On March 1, 2024, the Eleventh Circuit ruled in favor of the Company on Plaintiff's primary claims - holding that the Company has no continuing duty to periodically reassess and redetermine COI rates. The Eleventh Circuit remanded the case to the District Court for further proceedings on Plaintiff's alternative theory that the Company breached the contract if it has in fact redetermined COI rates within the limitations period and did so without taking into account its expectations of future mortality. On March 22, 2024, Plaintiff filed a Petition for Panel Rehearing, asking the three judge panel to reconsider its March 1 ruling. On April 5, 2024, the Petition for Panel Rehearing was denied. The Company will continue to vigorously defend this matter. However, the Company cannot predict the outcome of or reasonably estimate the possible loss or range of loss that might result from this litigation.

The Company is currently defending three putative class actions in which the plaintiffs claim that defendants’ alleged failure to comply with certain California statutes, which address contractual grace periods and lapse notice requirements for certain life insurance policies, requires that these policies remain in force:  Beverly Allen v. Protective Life Insurance Company, Civil Action No. 1:20-cv-00530-JLT; Janice Schmidt and Judy A. Vann-Eubanks v. Protective Life Insurance Company, et al., Civil Action No. 1:21cv-01784-SAB; and Cristin Morneau, et al. v. Protective Life Insurance Company (Civil Action No. 3:22-cv-01861-AHG). The plaintiffs seek unspecified monetary damages and injunctive relief. The Company maintains various defenses to the merits of the plaintiffs’ claims and to class certification. The Company recently entered into a settlement agreement in the Morneau matter. As of December 31, 2024, the Company has accrued for the net estimated cost of the impact of the settlement. The settlement is subject to approval of the federal court and, if approved, would resolve the other two California class action matters.

The Company periodically enters into commitments to purchase investments in fixed income securities and other investments. The amounts of such commitments were $167.6 million and $1.2 billion as of December 31, 2024 and 2023, respectively.

The Company leases administrative and marketing office space in 4 cities, with leases being for periods of eleven to twenty-six years. Rent expense for 2024, 2023, and 2022 was $2.7 million, $2.2 million, and $1.9 million, respectively. Although the Company is legally obligated for these leases, rent expense will be less than projected lease commitments due to rent paid by affiliates.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The projected commitment under these leases for the next 5 years is as follows:

Years	($ in thousands)
2025	$2,624
2026	2,149
2027	2,197
2028	2,246
2029	2,297
Thereafter	4,040
Total	$15,553

Refer to Note 7 for a description of the contingent commitments and guarantees involving affiliates of the Company, and to Note 11 for commitments to extend mortgage loans.

10.	Reinsurance

The Company remains liable with respect to ceded reinsurance should any reinsurer fail to meet the obligations that it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

Reinsurance Ceded

The Company has ceded insurance contracts with its affiliates as of and for the years ended December 31 as follows:

	2024	2023

	($ in thousands)
Life:
Insurance in-force	$52,503,986	$73,792,339
Policy and claim reserves ceded	7,743,451	6,992,577
Policy and claim liabilities ceded	32,707	35,785
Premiums ceded	1,093,684	543,751

Accident and health:
Policy and claim reserves ceded	$86	$104
Policy and claim liabilities ceded	138	132
Premiums ceded	333	721

For the year ended December 31, 2022, the Company ceded life insurance premiums of $1.5 billion and accident and health premiums of $1.4 million to its affiliates.

Effective October 1, 2020, GGCIC entered into separate amended and restated indemnity reinsurance agreements with the Company (the “2020 PLICO-GGCIC Agreement”) and WCL (the “2020 WCL-GGCIC Agreement”). The Company ceded to GGCIC premiums of $34.2 million, $62.2 million, and $88.6 million for the years ended December 31, 2024, 2023 and 2022, respectively, and ceded statutory reserves of $4.4 billion and $4.6 billion as of December 31, 2024 and 2023, respectively. Funds withheld by the Company under this agreement were $1.3 billion and $1.3 billion as of December 31, 2024 and 2023, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Effective April 1, 2020, the Company reinsured certain fixed annuity business under a coinsurance with funds withheld treaty to Protective Life Reinsurance Bermuda Ltd. (“PL Re”). PL Re, a wholly owned subsidiary of PLC, is domiciled in Bermuda and holds reserves based on Bermuda insurance regulations. The policies ceded under the agreement (the “PLICO-PL Re Reinsurance Agreement”) were in force on or before April 1, 2020. The cession to PL Re included the initial transfer of $485.2 million of annuity reserves. As a result of the transaction, the Company recorded an initial ceding allowance of $28.6 million and initial premium transfers of $485.2 million. Pursuant to SSAP No. 61, “Life, Deposit Type and Accident and Health Reinsurance”, and Appendix A-791, the Company recognized $6.0 million, representing 21% of the initial net gain, in net income upon the cession to PL Re. $22.6 million, or 79% of the initial net gain, was included as a component of surplus which was deferred and will be amortized into income in future periods.

On April 1, 2022, the Company amended the PLICO-PL Re Reinsurance Agreement whereby the Company reinsures certain fixed annuity business under a coinsurance with funds withheld treaty to PL Re. The cession to PL Re included the initial transfer of $1.5 billion of annuity reserves. As a result of the amendment, the Company recorded an initial ceding allowance of $113.0 million and initial premium transfers of $1.5 billion. Pursuant to SSAP No. 61, “Life, Deposit Type and Accident and Health Reinsurance”, and Appendix A-791, the Company recognized $23.7 million, representing 21% of the initial net gain, in net income upon the cession to PL Re. $89.3 million, or 79% of the initial net gain, was included as a component of surplus which was deferred and will be amortized into income in future periods.

On April 1, 2023, the Company amended the PLICO-PL Re Reinsurance Agreement whereby the Company reinsures certain fixed annuity business under a coinsurance with funds withheld treaty to PL Re. The cession to PL Re included the initial transfer of $480.6 million of annuity reserves. As a result of the amendment, the Company recorded an initial ceding allowance of approximately $49.0 million and initial premium transfers of approximately $480.6 million. Pursuant to SSAP No. 61, “Life, Deposit Type and Accident and Health Reinsurance”, and Appendix A-791, the Company recognized $10.3 million, representing 21% of the initial net gain, in net income upon the cession to PL Re. $38.7 million, or 79% of the initial net gain, was included as a component of surplus which was deferred and will be amortized into income in future periods.

On January 1, 2024, the Company amended the PLICO-PL Re Reinsurance Agreement whereby the Company reinsures certain fixed annuity business under a coinsurance with funds withheld treaty to Protective Life Reinsurance Bermuda Ltd. (“PL Re”). The cession to PL Re included the initial estimated transfer of approximately $1,051.2 million of annuity reserves. As a result of the amendment, the Company recorded an estimated initial ceding allowance of $105.1 million and estimated initial premium transfers of approximately $1,051.2 million. Pursuant to SSAP No. 61, “Life, Deposit Type and Accident and Health Reinsurance”, and Appendix A-791, the Company recognized approximately $22.1 million, representing 21% of the initial net gain, in net income upon the cession to PL Re. $83.0 million, or 79% of the initial net gain, was included as a component of surplus which was deferred and will be amortized into income in future periods.

In connection with the agreement and amendment, the Company transferred assets backing economic reserves to a segregated funds withheld account owned by the Company for the benefit of PL Re. The balance in this account was $3.1 billion and $2.2 billion as of December 31, 2024 and 2023, respectively. The Company ceded premiums of $1.1 billion, $0.5 billion, and $1.5 billion for the years ended December 31, 2024, 2023, and 2022, respectively and ceded statutory reserves of $3.4 billion and $2.4 billion as of December 31, 2024 and 2023, respectively. For the years ended December 31, 2024, 2023, and 2022, $40.7 million, $24.1 million, and $1.1 million, respectively was amortized into income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company has ceded insurance contracts with non-affiliated insurers as of and for the years ended December 31 as follows:

	2024	2023

	($ in thousands)
Life:
Insurance in-force	$89,576,482	$103,756,495
Policy and claim reserves ceded	3,291,725	3,065,839
Policy and claim liabilities ceded	114,124	137,179
Premiums ceded	1,182,221	1,015,586

Accident and health:
Policy and claim reserves ceded	$8,485	$10,727
Policy and claim liabilities ceded	59	57
Premiums ceded	653	732

The Company ceded to non-affiliated insurers life premiums of $1.0 billion and accident and health premiums of $0.7 million during the year ended December 31, 2022.

None of the Company’s non-affiliated reinsurers were owned in excess of 10% or controlled, either directly or indirectly, by the Company or by any representative, officer, trustee, or director of the Company. Certain policies issued by the Company have been reinsured with a company chartered in a country other than the United States (excluding U.S. branches of such companies) which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor of an insured, or any other person not primarily engaged in the insurance business. Numerous reinsurers relate to auto dealerships or finance companies that established reinsurance companies to supplement their primary business.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

No new reinsurance agreements were entered into during 2024. As discussed above, the PL Re agreement was amended in 2022, 2023, and 2024.

The Company had previously ceded business to Scottish Re (U.S.), Inc. (“SRUS”) which was placed in rehabilitation on March 6, 2019 by the State of Delaware. Under the rehabilitation order, the Insurance Commissioner of the State of Delaware was appointed the receiver of SRUS (the “Receiver”) and provided with authority to conduct and continue the business of SRUS in the interest of its cedents, creditors, and stockholder.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

On July 13, 2023, the Receiver filed a motion to convert the rehabilitation of SRUS into a liquidation. In that motion, the Receiver reiterated the causes of SRUS’s financial distress (listing Yearly Renewable Term underpricing as the primary cause) and indicated that SRUS is experiencing adverse mortality, attributable to factors such as COVID and lower lapse rates leading to worsened projected future losses. According to the Receiver, the 2022 Annual Financial Statement shows a negative capital and surplus, and implementing the Modified Plan of Rehabilitation (the “Modified Plan”) will not return SRUS to solvency for another 10 to 15 years, at the earliest. Given this longer timeframe and other uncertainties, the Receiver recommended that SRUS be liquidated. The Board of SRUS unanimously consented to liquidation.

The Delaware Court of Chancery ("Court") entered an order granting the Receiver’s motion to convert the rehabilitation to a liquidation on July 18, 2023 (the “Liquidation Order”). Under the Liquidation Order, all active ceding company agreements were terminated at 11:59 p.m. Eastern Time on September 30, 2023. The Receiver filed a motion to approve procedures for claims on March 25, 2024, a motion to approve dispute resolution procedures on April 17, 2024, and a motion to approve final determination procedures on June 17, 2024. Various objections were filed in response to those motions. On January 27, 2025, the Court entered an Order permitting the cedents to file a brief on all objections by February 28, 2025, and the Receiver had until March 21, 2025 to respond. Thereafter, the parties are to approach the Court for a hearing date on the objections.

Prior to 2023, the Company maintained a reinsurance loss contingency reserve in “Other liabilities” against the SRUS reinsurance receivable balances in “Amounts recoverable from reinsurers.” The net of SRUS reinsurance receivable balances, after considering the reinsurance loss contingency reserve, was nonadmitted.

As a result of the Liquidation Order, the Company recaptured the policies previously ceded to SRUS in accordance with SSAP No. 61, “Life, Deposit-Type and Accident and Health Reinsurance”, by writing off balances through the accounts, exhibits, and schedules in which they were originally recorded. The net impact of the recapture of the SRUS policies as of September 30, 2023 was a loss of $12.2 million to net income and an increase of $26.9 million to surplus.

In accordance with the application of INT 23-04: “Scottish Re Life Reinsurance Liquidation Questions”, during the fourth quarter of 2023, the Company recognized impairments of $35.3 million of “Other Assets” and $11.0 million to the SRUS “Amounts recoverable from reinsurers” related to the SRUS receivables. The impairment of SRUS receivables was recorded against a previously established reinsurance loss contingency reserve, resulting in no material impact to net income. The reinsurance receivables balance as of December 31, 2024 and December 31, 2023 was $53.3 million and $54.6 million, respectively, and is fully admitted.

This impairment amount is based on Management’s judgment in consideration of the specific terms of its reinsurance agreements with SRUS, the uncertainty surrounding the sufficiency of assets at SRUS, the timing of expected payments under the Liquidation Order, and the level of estimation inherent in the individual components of the Company’s receivable from SRUS. The Company continues to monitor SRUS and the actions of the Receiver through discussions with legal counsel and review of publicly available information. As of the date of these financial statements, management does not believe that the ultimate outcome of the liquidation process will have a material impact on the Company’s financial position or results of operations. The Company will reassess this opinion as it learns more about the liquidation process the Receiver intends to pursue and its financial impact on the Company’s position.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company had no aggregate reductions to surplus for terminations of reinsurance agreements during 2024, 2023, and 2022.

Other than SRUS mentioned above, the Company did not write off any material reinsurance receivables during the three-year period ended December 31, 2024. The Company nonadmitted $13.7 million and $14.7 million of reinsurance receivables as of December 31, 2024 and 2023, respectively.

In addition to SRUS mentioned above, the Company had the following commutation of ceded reinsurance during the year ended December 31, 2024:

($ in thousands)
Claims incurred	$15
Claims adjustment expenses incurred
Premiums earned	$351
Other	88,200
Company
General Re Life Corporation	$86
SCOR Global Life USA Reinsurance Company	$5
SCOR Global Life Reinsurance International (Barbados) Ltd	$244
RGA Reinsurance Company	$88,201

During the year ended December 31, 2023, commutation of ceded reinsurance with The Canada Life Insurance Company had a net favorable $16.3 million effect on the Company’s operations. Commutation of ceded reinsurance with Transamerica Life Insurance Company had a net favorable $2.0 million effect on the Company’s operations.

As of December 31, 2024 and 2023, the Company had the following reinsurance recoverable balances relating to paid losses included in “Amounts recoverable from reinsurers” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus:

	Amount Recoverable as of December 31, 2024	% of Total	Rating
	($ in thousands)
Scottish Re (U.S.) Inc.	$53,279	40.6%	In liquidation
Golden Gate Captive Insurance Company	39,602	30.2	Not rated
Swiss Re Life & Health America Inc.	11,581	8.8	A.M. Best Company A+
Security Life of Denver Insurance Company	7,327	5.6	Not rated
RGA Reinsurance Company	4,238	3.2	A.M. Best Company A+
All other	15,057	11.6
	$131,084	100.0%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	Amount Recoverable as of December 31, 2023	% of Total	Rating
	($ in thousands)
Scottish Re (U.S.) Inc.	$54,603	31.2%	In liquidation
Golden Gate Captive Insurance Company	52,990	30.3	Not rated
RGA Reinsurance Company	18,037	10.3	A.M. Best Company A+
Swiss Re Life & Health America Inc.	16,116	9.2	A.M. Best Company A+
Munich American Reassurance Company	5,756	3.3	A.M. Best Company A+
SCOR Global Life USA Reinsurance Company	5,348	3.1	A.M. Best Company A
SCOR Global Life Americas Reinsurance Company	4,949	2.8	A.M. Best Company A
All other	17,345	9.8
	$175,144	100.0%

Reinsurance Assumed

During 2005, the Company executed a treaty with WCL to reinsure certain new annuity business. Under this agreement, the Company received $135.8 thousand during 2024 and no premiums from WCL during 2023, and 2022, respectively. The Company assumed reserves of $34.9 million and $40.9 million as of December 31, 2024 and 2023, respectively.

Effective October 1, 2012, the Company reinsured certain universal life with secondary guarantee business from WCL, an affiliate, under a coinsurance treaty. The Company assumed $0.6 million, $1.1 million, and $6.8 million in premiums for the years ended December 31, 2024, 2023, and 2022, respectively, and assumed statutory reserves of $580.4 million and $573.2 million as of December 31, 2024 and 2023, respectively.

The Company has assumed from its subsidiaries and affiliates as of and for the years ended December 31 as follows:

	2024	2023

	($ in thousands)
Life:
Insurance in-force	$3,921,040	$4,018,659
Policy and claim reserves assumed	615,351	614,110
Policy and claim liabilities assumed	8,192	7,843
Premiums ceded	732	1,096

The Company assumed from affiliated insurers life premiums of $6.8 million during the year ended December 31, 2022.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company has assumed from non-affiliated insurers as of and for the years ended December 31 as follows:

	2024	2023

	($ in thousands)
Life:
Insurance in-force	$101,029,719	$119,823,694
Policy and claim reserves assumed	21,790,403	22,995,114
Policy and claim liabilities assumed	195,653	227,058
Premiums ceded	565,339	602,615

Accident and health:
Policy and claim reserves assumed	$238,647	$262,378
Policy and claim liabilities assumed	958	1,116
Premiums ceded	6,327	7,399

The Company assumed from non-affiliated insurers life premiums of $720.8 million and accident and health premiums of $14.0 million during the year ended December 31, 2022.

11.	Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk

Derivative Financial Instruments

The table below summarizes the notional amount of the Company's financial instruments with off-balance sheet risk as of December 31:

	Assets		Liabilities
	2024	2023	2024	2023

	($ in thousands)
Swaps	$2,503,426	$1,452,105	$733,228	$964,229
Futures	174,661	183,186	252,055	318,604
Options	8,693,795	8,105,494	6,844,290	6,045,106
Totals	$11,371,882	$9,740,785	$7,829,573	$7,327,939

Derivative instruments expose the Company to credit and market risk. The Company minimizes its credit risk by entering into transactions with highly rated counterparties. The Company manages market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset / liability management programs and risk management strategies. In addition, all derivative programs are monitored by the Company’s risk management department.

As of December 31, 2024, the Company had posted cash and securities (at fair value) for its derivatives as collateral of approximately $73.0 million and $108.8 million, respectively. Of this amount, $12.5 million and $25.9 million of cash and securities, respectively, were posted as collateral related to futures, $55.2 million of cash was posted as collateral related to options and non-cleared swaps, $81.5 million of securities were posted as collateral related to non-cleared swaps, $1.4 million of securities were posted as collateral related to swaptions, and $5.3 million of cash was posted as collateral related to cleared swaps.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2023, the Company had posted cash and securities (at fair value) for its derivatives as collateral of approximately $46.5 million and $90.8 million, respectively. Of this amount, $10.8 million and $25.8 million of cash and securities, respectively, were posted as collateral related to futures, and $29.1 million and $65.0 million of cash and securities, respectively, were posted as collateral related to options, swaptions, and non-cleared swaps, and $6.6 million of cash was posted as collateral related to cleared swaps.

Collateral received may include both cash and non-cash collateral. Cash collateral received by the Company is reported in “Derivative collateral and receivables” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus, with a corresponding amount recorded “Derivative collateral and payables” representing the Company’s obligation to return the collateral. Non-cash collateral received by the Company is not recognized in the Statements of Admitted Assets, Liabilities, and Capital and Surplus unless the Company exercises its right to sell or re-pledge the underlying asset. As of December 31, 2024, the Company received $88.8 million of cash as collateral. Of this amount, $2.0 million of cash received as collateral related to futures, and $86.8 million of cash received as collateral related to options and non-cleared swaps. As of December 31, 2024, the fair value of non-cash collateral received was $40.7 million, which related to non-cleared swaps and options. As of December 31, 2023, the Company received $175.5 million of cash as collateral, all of which related to options and non-cleared swaps. As of December 31, 2023, the fair value of non-cash collateral received was $65.4 million, which related to non-cleared swaps, options, and swaptions.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. The credit exposure of swaps and over-the-counter options is represented by the fair value of contracts with a positive fair value at the reporting date. As of December 31, 2024, the Company had received $88.8 million of cash pledged as collateral, and non-cash collateral with a fair value of $40.7 million. As of December 31, 2023, the Company had received $175.5 million of cash pledged as collateral, and non-cash collateral with a fair value of $65.4 million. Because exchange-traded futures and options are effected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties. The Company also attempts to minimize its exposure to credit risk through the use of multiple highly-rated counterparties.

The following sections provide a description of the Company’s objectives for using derivatives.

Derivatives related to the management of certain risks within the Company’s funding agreement obligations

In connection with the issuance of fixed rate funding agreements denominated in a foreign currency, the Company entered into fixed-to-fixed foreign currency swaps in order to hedge the foreign currency exchange risk associated with the funding agreements. The cash flows received on the swaps are identical to the cash flows paid on the funding agreements. The swaps required an exchange of the notional amounts at inception and maturity.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

In connection with the issuance of floating rate funding agreements, the Company entered into float-to-fixed interest rate swaps in order to hedge the interest rate risk associated with the funding agreements. The cash flows received on each swap are identical to the cash flow variability paid on the corresponding funding agreement.

Derivatives related to the management of certain risks within the Company’s investments

In connection with certain bond investments denominated in foreign currencies, the Company entered into fixed-to-fixed foreign currency swaps. These swaps hedge the foreign currency exchange risk associated with the bond income. For each hedging relationship, the swap and the bond investments have closely matching terms, and so are tested quantitatively for hedge effectiveness both prospectively and retrospectively no less frequently than quarterly. The Company has performed and documented the initial prospective effectiveness assessment for each hedging relationship and concluded that each relationship was highly effective at inception. Additionally, the Company performed and documented quantitative prospective and retrospective hedge effectiveness testing for the current year-end, and concluded that each hedging relationship is highly effective.

Derivatives related to the management of certain risks within the Company’s fixed annuity growth plan

The Company uses float-to-fixed interest rate swaps and interest rate floors to mitigate floating rate risks associated with the fixed annuity growth plan. As of December 31, 2024, the Company had paid a net amount of $2.4 million for its interest rate floor. As of December 31, 2023 the company held no derivatives related to the fixed annuity growth plan.

Derivatives related to the management of certain risks within the Company’s fixed indexed annuity products

The Company uses equity options to manage its equity risk in its fixed indexed annuity products. The Company may purchase and sell index call and put options which have underlyings based upon several equity indexes. As of December 31, 2024 and 2023, the Company had paid a net amount of $119.2 million and $113.9 million, respectively, for its open call options.

The Company uses US equity index futures and volatility futures transactions. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

Derivatives related to the management of certain risks within the Company’s indexed universal life products

The Company uses equity options to manage its equity risk in its indexed universal life products. The Company may purchase and sell index call options which have underlyings based upon several equity indexes. As of December 31, 2024 and 2023, the Company had paid a net amount of $36.9 million and $30.1 million, respectively, for its open call options.

The Company uses US equity index futures transactions. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Derivatives related to the management of certain risks within the Company’s variable annuity products

The Company uses a combination of derivative instruments to mitigate volatility, interest rate, credit, and equity risk related to certain guaranteed minimum benefits, including GLWBs, within the Company’s variable annuity products.

The Company uses interest rate futures, US and foreign equity market index futures, and foreign currency futures transactions. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

The Company uses total return swaps, where the Company primarily makes payments based on the return of the underlying equity index, while it receives a floating rate of interest based upon the federal funds rate, adjusted by stated basis points. The Company may also use total return swaps where the Company receives payments based on the return of the underlying equity index while it pays a fixed rate of interest. Certain positions may be cleared through a central clearing house and require the posting of margin through the clearing member. The Company also uses interest rate forwards, where primarily it agrees to purchase a treasury bond on a future date at a predetermined price.

The Company uses index put options which have underlyings based upon several equity indexes, both US and foreign. As of December 31, 2024 and 2023, the cost of the open options was $127.7 million and $124.7 million, respectively.

Derivatives related to the management of certain risks within the Company’s structured annuity products

The Company uses equity options to manage its equity risk in its structured annuity products. The Company may purchase and sell index options which have underlyings based upon several equity indexes. As of December 31, 2024 and 2023, the cost of the open options was $9.4 million and $9.4 million, respectively.

The Company uses US equity index futures transactions. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

The Company also entered into a total return swap, where the Company makes payments based on the return of certain hedges associated with certain structured annuity products, while it receives a floating rate of interest based upon the daily Secured Overnight Financing Rate (“SOFR”) plus a spread adjustment.

All derivative instruments qualifying for hedge accounting are accounted for in a manner that is consistent with the accounting for the hedged item. The derivatives entered into in conjunction with the foreign currency-denominated funding agreements consist of a carry value asset and carry value liabilities. The asset has a remaining basis of $2.2 million and accumulated foreign currency translation adjustments of $11.6 million; therefore, the derivative is reported in the Statements of Admitted Assets, Liabilities, and Capital and Surplus at a $13.8 million carrying value. The liabilities have a remaining basis of $10.9 million and accumulated foreign currency translation adjustments of $30.5 million; therefore, the derivatives are reported in the Statements of Admitted Assets, Liabilities, and Capital and Surplus at a $41.4 million carrying value. The derivatives entered into in conjunction with the floating rate funding agreements are carry value assets. The assets have a remaining basis of $8.7 million and accumulated interest rate movement adjustments of $(2.0) million; therefore, the derivatives are reported in the Statements of Admitted Assets, Liabilities, and Capital and Surplus at a $6.7 million carrying value. The derivatives entered into in conjunction with certain foreign currency-denominated bond investments are carry value assets. The accounting for the derivative is consistent with the accounting for the bond investments, where changes in balance sheet asset and liability values due to fluctuations in foreign currency exchange rates are recorded as unrealized capital gains and losses. The derivatives are reported in the Statements of Admitted Assets, Liabilities, and Capital and Surplus at a $3.4 million carrying value and with accumulated foreign currency translation adjustments of $3.4 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

All derivative instruments used in hedging transactions that do not meet the criteria of an effective hedge are reported at fair value and are included in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in the fair value of these derivatives are recognized immediately as “Change in net unrealized capital gains and losses, less capital gains tax” in unassigned funds.

The Company had no derivatives contracts with financing premiums at December 31, 2024 and 2023.

The Company did not exclude any component of the hedging derivative instrument’s gain or loss from the assessment of hedge effectiveness.

During the year ended December 31, 2024, the Company had no derivatives that ceased to qualify for hedge accounting. During the year ended December 31, 2023, the Company recognized $156.1 million of unrealized gains related to derivatives. Of this amount, $131.3 million of unrealized gains related to derivatives that did not qualify for hedge accounting. The Company recognized $8.4 million and $16.4 million of unrealized gains as a result of interest rate movement adjustments and foreign currency translation adjustments, respectively, for derivatives that did qualify for hedge accounting. During the year ended December 31, 2022, the Company recognized $109.0 million of unrealized losses related to derivatives. Of this amount, $94.5 million of unrealized losses related to derivatives that did not qualify for hedge accounting. The Company recognized $14.5 million of unrealized losses as a result of foreign currency translation adjustments for derivatives that did qualify for hedge accounting.

During the year ended December 31, 2024, the Company had no derivatives accounted for as cash flow hedges of a forecasted transaction. During the year ended December 31, 2023 in connection with the issuance of fixed rate funding agreements denominated in a foreign currency, the Company entered into fixed-to-fixed foreign currency swaps in order to hedge the foreign currency exchange risk associated with the funding agreements. The Company’s maximum length of exposure to the foreign exchange element of one of the Company’s funding agreements is until December 2028, and the Company’s maximum length of exposure to the foreign exchange element of the other funding agreement is until January 2028. The cash flows received on the swaps are identical to the cash flows paid on the funding agreements. In connection with the issuance of floating rate funding agreements, the Company entered into float-to-fixed interest rate swaps in order to hedge the interest rate risk associated with the funding agreements. The Company’s maximum length of exposure to the interest rate element of each of the Company’s funding agreements is  December 2024, March 2025, and February 2026. The cash flows received on the swaps are identical to the cash flows paid on the funding agreements. In connection with certain foreign currency-denominated bond investments, the Company entered into fixed-to-fixed foreign currency swaps in order to hedge the foreign currency exchange risk associated with the bond income. The Company’s expected length of exposure to the foreign currency exchange element of one of the bond investments is until November 2027, and the Company’s expected length of exposure to the foreign currency exchange element of the other bond investment is until December 2028. For each hedging relationship, the swap and the bond investment have closely matching terms, and so are tested quantitatively for hedge effectiveness both prospectively and retrospectively no less frequently than quarterly.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Other Off-Balance Sheet Financial Instruments

The table below presents a summary of the contractual amounts of off-balance sheet financial instruments, other than derivative financial instruments, as of December 31:

	2024	2023

	($ in thousands)
Commitments to extend mortgage loans	$941,586	$1,381,111

Commitments to extend mortgage loans are agreements to lend to a borrower, provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

For commitments to extend mortgage loans, the amounts presented above do not represent amounts at risk if the counterparty defaults.

The collateral held for commitments to extend mortgage loans is a cash commitment fee, which is forfeited if the counterparty fails to perform.

12.	Borrowed Money

Under a revolving line of credit arrangement (the “2018 Credit Facility”), the Company and PLC had the ability to borrow on an unsecured basis up to an aggregate principal amount of $1.0 billion. Under certain circumstances the 2018 Credit Facility allowed for a request that the commitment be increased up to a maximum principal amount of $1.5 billion.

On April 5, 2022, the Company amended and restated the 2018 Credit Facility and entered into a Second Amended and Restated Credit Agreement (the “2022 Credit Facility”) among PLC, the Company, the several lenders from time to time party thereto, and Regions Bank, as administrative agent and swingline lender. Under the 2022 Credit Facility, the Company and PLC has the ability to borrow on an unsecured basis up to an aggregated principal amount of $1.5 billion. The Company and PLC also has the right in certain circumstances to request that the commitment under the 2022 Credit Facility be increased up to a maximum principal amount of $2.0 billion. Balances outstanding under the 2022 Credit Facility accrue interest at a rate equal to, at the option of PLC and the Company, (i) Adjusted Term SOFR Rate plus a spread based on the ratings of PLC’s Senior Debt, or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent’s Prime Rate, (y) 0.50% above the Federal Funds Rate, or (z) the one-month Adjusted Term SOFR Rate plus 1.00% and (B) a spread based on the ratings of the PLC’s Senior Debt subject to adjustments based upon the achievement of certain environmental, social and governance metrics (“ESG Metrics”) by PLC, the Company and their subsidiaries. The 2022 Credit Facility also provides for a facility fee at a rate that varies with the ratings of the PLC’s Senior Debt, subject to adjustments based upon the achievement of certain ESG Metrics by PLC, the Company and their subsidiaries. The facility fee is calculated based on the aggregate amount of commitments under the 2022 Credit Facility, whether used or unused. The maturity date of current borrowings under the 2022 Credit Facility is April 5, 2027, subject to certain extension options available to the Company. The Company is not aware of any non-compliance with the financial debt covenants of the 2022 Credit Facility as of December 31, 2024. The Company did not have an outstanding balance under the 2022 Credit Facility as of December 31, 2024. PLC had no outstanding balance as of December 31, 2024. The Company did not have an outstanding balance under the Credit Facility as of December 31, 2023. PLC had no outstanding balance as of December 31, 2023.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Please refer to the Note 5 section “Repurchase Agreements and Securities Lending Transactions” for information regarding the Company’s repurchase agreements and the Note 7 section “Intercompany Agreements and Settlements” for a discussion of the Company’s intercompany loan agreements.

13.	Change in Incurred Losses and Loss Adjustment Expenses

Activity in the liability for accident and health policy and contract claims is summarized as follows:

	2024	2023

	($ in thousands)

Balance at January 1	$262,581	$272,374
Less reinsurance recoverables	—	—
Net balance at January 1	262,581	272,374
Incurred:
Related to current year	48,643	46,684
Related to prior years	16,480	(3,175)
Total incurred	65,123	43,509
Paid:
Related to current year	20,076	19,000
Related to prior years	36,758	34,302
Total paid	56,834	53,302
Net balance at December 31	270,870	262,581
Plus reinsurance recoverables	—	—
Balance at December 31	$270,870	$262,581

Reserves and liabilities as of January 1, 2024, were $262.6 million. As of December 31, 2024, $36.8 million had been paid for incurred claims attributable to insured events of prior years. Reserves remaining for prior years at December 31, 2024, were $242.3 million as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on acquired business, as well as cancer and disability income lines of insurance. Therefore, there has been a $16.5 million unfavorable development from January 1, 2024 to December 31, 2024. Reserves and liabilities as of January 1, 2023, were $272.4 million. As of December 31, 2023, $34.3 million had been paid for incurred claims attributable to insured events of prior years. Reserves remaining for prior years at December 31, 2023, were $234.9 million as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on acquired business, as well as cancer and credit lines of insurance. Therefore, there was a $3.2 million favorable development from January 1, 2023 to December 31, 2023. Original estimates are increased or decreased as additional information becomes known regarding individual claims. No additional premiums or return premiums have been accrued as a result of the prior year effects.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

There have been no significant changes in methodologies or assumptions used in calculating the liability for unpaid losses.

14.	Participating Policies

Direct and assumed premiums under individual life participating policies were $40.6 million and 0.7%, $43.9 million and 1.0%, and $50.6 million and 1.2% for the years ended December 31, 2024, 2023, and 2022, respectively, of total direct and assumed individual life premium earned. The Company accrues dividends when declared by the Board of Directors in “Policyholders’ dividends”. Dividends to policyholders were $19.9 million, $20.4 million, and $18.9 million for the years ended December 31, 2024, 2023, and 2022, respectively. The Company has not allocated any additional income to participating policyholders.

15.	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract liabilities as of December 31, 2024 are as follows:

Individual Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$9,684,092	$306,756	$—	$9,990,848	31.7%
b. At book value less current surrender charge of 5% or more	829,093	2,210	—	831,303	2.6
c. At fair value	—	—	12,164,734	12,164,734	38.6
d. Total with market value adjustment or at fair value (total of a through c)	10,513,185	308,966	12,164,734	22,986,885	72.9
e. At book value without adjustment (minimal or no charge or adj.)	4,359,487	20,114	—	4,379,601	13.9
(2) Not subject to discretionary withdrawal provision	4,175,504	—	9,882	4,185,386	13.2
(3) Total (gross: direct + assumed)	19,048,176	329,080	12,174,616	31,551,872	100.0%
(4) Reinsurance ceded	4,800,471	—	—	4,800,471
(5) Total (net) (3) - (4)	$14,247,705	$329,080	$12,174,616	$26,751,401
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$32,085	$—	$—	$32,085

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$493	$92,630	$—	$93,123	25.6%
b. At book value less current surrender charge of 5% or more	334	632	—	966	0.3
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	827	93,262	—	94,089	25.9
e. At book value without adjustment (minimal or no charge or adj.)	29,611	23,394	—	53,005	14.6
(2) Not subject to discretionary withdrawal provision	216,304	—	—	216,304	59.5
(3) Total (gross: direct + assumed)	246,742	116,656	—	363,398	100.0%
(4) Reinsurance ceded	1,215	—	—	1,215
(5) Total (net) (3) - (4)	$245,527	$116,656	$—	$362,183
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$—	$—	$—	$—

Deposit-type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$248,960	$—	$—	$248,960	1.7%
b. At book value less current surrender charge of 5% or more	164,250	—	—	164,250	1.1
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	413,210	—	—	413,210	2.8
e. At book value without adjustment (minimal or no charge or adj.)	445,556	—	—	445,556	3.1
(2) Not subject to discretionary withdrawal provision	13,666,657	—	1,611	13,668,268	94.1
(3) Total (gross: direct + assumed)	14,525,423	—	1,611	14,527,034	100.0%
(4) Reinsurance ceded	1,247	—	—	1,247
(5) Total (net) (3) - (4)	$14,524,176	$—	$1,611	$14,525,787
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$1,894	$—	$—	$1,894

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities:

Life & Accident & Health Annual Statement:	($ in thousands)
Exhibit 5, Annuities Section, Total (net)	$14,393,433
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	99,799
Exhibit 7, Deposit-Type Contracts, Line 14, column 1	14,524,176
Subtotal	29,017,408
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	12,621,963
Subtotal	12,621,963
Combined Total	$41,639,371

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract liabilities as of December 31, 2023 are as follows:

Individual Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$8,144,101	$347,165	$—	$8,491,266	29.7%
b. At book value less current surrender charge of 5% or more	211,188	—	—	211,188	0.7
c. At fair value	—	—	11,255,076	11,255,076	39.5
d. Total with market value adjustment or at fair value (total of a through c)	8,355,289	347,165	11,255,076	19,957,530	69.9
e. At book value without adjustment (minimal or no charge or adj.)	4,246,639	6,047	—	4,252,686	14.9
(2) Not subject to discretionary withdrawal provision	4,343,336	—	8,985	4,352,321	15.2
(3) Total (gross: direct + assumed)	16,945,264	353,212	11,264,061	28,562,537	100.0%
(4) Reinsurance ceded	3,367,905	—	—	3,367,905
(5) Total (net) (3) - (4)	$13,577,359	$353,212	$11,264,061	$25,194,632
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$84,330	$—	$—	$84,330

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$2,864	$223,544	$—	$226,408	44.7%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	2,864	223,544	—	226,408	44.7
e. At book value without adjustment (minimal or no charge or adj.)	33,426	11,789	—	45,215	8.9
(2) Not subject to discretionary withdrawal provision	234,993	—	—	234,993	46.4
(3) Total (gross: direct + assumed)	271,283	235,333	—	506,616	100.0%
(4) Reinsurance ceded	1,208	—	—	1,208
(5) Total (net) (3) - (4)	$270,075	$235,333	$—	$505,408
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$—	$—	$—	$—

Deposit-type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$235,747	$—	$—	$235,747	1.7%
b. At book value less current surrender charge of 5% or more	138,992	—	—	138,992	1.0
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	374,739	—	—	374,739	2.7
e. At book value without adjustment (minimal or no charge or adj.)	530,843	—	—	530,843	3.8
(2) Not subject to discretionary withdrawal provision	13,087,359	—	1,299	13,088,658	93.5
(3) Total (gross: direct + assumed)	13,992,941	—	1,299	13,994,240	100.0%
(4) Reinsurance ceded	1,638	—	—	1,638
(5) Total (net) (3) - (4)	$13,991,303	$—	$1,299	$13,992,602
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$4,841	$—	$—	$4,841

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities:

Life & Accident & Health Annual Statement:	($ in thousands)
Exhibit 5, Annuities Section, Total (net)	$13,736,911
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	110,523
Exhibit 7, Deposit-Type Contracts, Line 14, column 1	13,991,304
Subtotal	27,838,738
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	11,853,903
Subtotal	11,853,903
Combined total	$39,692,641

16.	Analysis of Life Actuarial Reserves by Withdrawal Characteristics

Withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2024, are as follows:

General Account

	Account Value	Cash Value	Reserve
	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$54,779	$510,108
Universal Life	14,638,430	15,432,803	15,976,188
Universal Life with Secondary Guarantees	1,839,968	1,630,433	7,545,346
Indexed Universal Life	756,004	474,398	634,373
Other Permanent Cash Value Life Insurance	—	2,894,261	3,115,888
Variable Universal Life	925,905	978,856	1,023,650

Not subject to discretionary withdrawal or no cash values
Term Policies without cash value	XXX	XXX	3,630,741
Accidental Death Benefits	XXX	XXX	4,553
Disability - Active Lives	XXX	XXX	33,484
Disability - Disabled Lives	XXX	XXX	170,793
Miscellaneous Reserves	XXX	XXX	170,458
Total (Gross: direct + assumed)	18,160,307	21,465,530	32,815,582
Reinsurance Ceded	347,277	351,658	6,232,243
Total (net)	$17,813,030	$21,113,872	$26,583,339

Separate Account with Guarantees

	Account Value	Cash Value	Reserve
	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal Life	$16,335	$16,335	$16,335
Total (Gross: direct + assumed)	16,335	16,335	16,335
Reinsurance Ceded	—	—	—
Total (net)	$16,335	$16,335	$16,335

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve
	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal Life	$6,410,951	$6,229,797	$6,217,853
Total (Gross: direct + assumed)	6,410,951	6,229,797	6,217,853
Reinsurance Ceded	—	—	—
Total (net)	$6,410,951	$6,229,797	$6,217,853

Reconciliation of Total Life Reserves

Life & Accident & Health Annual Statement:	($ in thousands)
Exhibit 5, Life Insurance Section, Total (net)	$26,246,861
Exhibit 5, Accidental Death Benefits Section, Total (net)	4,214
Exhibit 5, Disability - Active Lives Section, Total (net)	31,641
Exhibit 5, Disability - Disabled Lives Section, Total (net)	157,250
Exhibit 5, Miscellaneous Reserves Section Total (net)	143,373
Subtotal	26,583,339
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	6,234,188
Subtotal	6,234,188
Combined total	$32,817,527

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2023, are as follows:

General Account

	Account Value	Cash Value	Reserve
	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$51,117	$540,139
Universal Life	15,207,041	15,906,830	16,325,576
Universal Life with Secondary Guarantees	1,897,665	1,618,526	7,221,977
Indexed Universal Life	628,976	383,873	527,024
Other Permanent Cash Value Life Insurance	—	2,898,680	3,118,788
Variable Universal Life	876,420	930,677	968,666

Not subject to discretionary withdrawal or no cash values
Term Policies without cash value	XXX	XXX	3,977,602
Accidental Death Benefits	XXX	XXX	4,704
Disability - Active Lives	XXX	XXX	130,955
Disability - Disabled Lives	XXX	XXX	81,163
Miscellaneous Reserves	XXX	XXX	175,029
Total (Gross: direct + assumed)	18,610,102	21,789,703	33,071,623
Reinsurance Ceded	371,043	362,413	6,687,665
Total (net)	$18,239,059	$21,427,290	$26,383,958

Separate Account with Guarantees

	Account Value	Cash Value	Reserve
	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal Life	$15,841	$15,841	$15,841
Total (Gross: direct + assumed)	15,841	15,841	15,841
Reinsurance Ceded	—	—	—
Total (net)	$15,841	$15,841	$15,841

Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve
	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal Life	$3,711,450	$3,570,438	$3,557,879
Total (Gross: direct + assumed)	3,711,450	3,570,438	3,557,879
Reinsurance Ceded	—	—	—
Total (net)	$3,711,450	$3,570,438	$3,557,879

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Reconciliation of Total Life Reserves

Life & Accident & Health Annual Statement:	($ in thousands)
Exhibit 5, Life Insurance Section, Total (net)	$26,037,419
Exhibit 5, Accidental Death Benefits Section, Total (net)	4,024
Exhibit 5, Disability - Active Lives Section, Total (net)	35,135
Exhibit 5, Disability - Disabled Lives Section, Total (net)	161,130
Exhibit 5, Miscellaneous Reserves Section Total (net)	146,250
Subtotal	26,383,958
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	3,573,720
Subtotal	3,573,720
Combined total	$29,957,678

17.	Premiums Deferred and Uncollected

Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

Deferred and uncollected life insurance premiums, net of reinsurance, as of December 31 were as follows:

2024
Type	Gross	Net of Loading

	($ in thousands)
Industrial	$8	$5
Ordinary new business	76,615	76,590
Ordinary renewal	5,560	(247)
Group Life	(2,043)	(2,001)
Totals	$80,140	$74,347

2023
Type	Gross	Net of Loading

	($ in thousands)
Industrial	$9	$6
Ordinary new business	155	127
Ordinary renewal	33,846	29,755
Group Life	(1,646)	(1,588)
Totals	$32,364	$28,300

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

18.	Separate Accounts

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company reported assets and liabilities from the following product lines into a Separate Account:

●	Variable annuities

●	Variable life contracts

●	Market value adjusted annuities

●	Structured annuities

●	BOLI fixed universal life contracts

Separate Accounts held by the Company are for market value adjusted annuities and individual and group variable annuity and life contracts. The Separate Account for market value adjusted annuities provides the opportunity for the policyholder to invest in one or any combination of interest rate guarantee periods. The assets for this account are carried at fair value and are held in a non-unitized Separate Account. Amounts withdrawn from the contract in excess of the free withdrawal amount are subject to market value adjustment, which can be positive or negative. The market value adjusted annuity business has been included in the “Non-indexed Guarantee more than 4%” and the “Non-indexed Guarantee less than 4%” columns of the table disclosing information regarding the Company’s Separate Account as shown later in Note 18.

The Separate Accounts for the individual and group variable business invest in shares of various mutual funds with external investment advisors. The net investment experience of the Separate Account is credited directly to the policyholder and can be positive or negative. The individual and group variable business has been included in the “Nonguaranteed Separate Accounts” column of the table disclosing information regarding the Company’s Separate Accounts as shown later in Note 18.

Some of the variable annuity contracts contain GMDB, GMIB, and GLWB features, which are described in Note 1.

The Separate Accounts for the structured annuity business invest in funds tied to various market indices. The annual year-over-year return is credited directly to the policyholder and can be positive or negative subject to contractual floors and caps. The structured annuity business has been included in the “Indexed” column in the table shown later in Note 18.

These products are included within the Separate Accounts Pursuant to Revised Statutes of Nebraska Sections 44-402.01 through 44-402.04.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

In accordance with the products recorded within the Separate Account, the Separate Account assets are considered legally insulated from the General Account, except for market value adjusted annuities. As of December 31, 2024 and 2023, the Company’s Separate Account included legally insulated assets of $18.8 billion and $15.1 billion, respectively. As of December 31, 2024 and 2023, the Company’s Separate Account statement included not legally insulated assets of $0.5 billion and $0.8 billion, respectively. The Separate Account assets as of December 31 are attributed to the following products:

2024
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)

	($ in thousands)
Variable annuities	$12,291,466	$—
Variable life contracts	6,452,770	—
Market value adjusted annuities	—	225,451
Structured annuities	—	237,073
BOLI fixed universal life	16,462	—
Total	$18,760,698	$462,524

2023
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)

	($ in thousands)
Variable annuities	$11,346,063	$—
Variable life contracts	3,715,198	—
Market value adjusted annuities	—	760,796
BOLI fixed universal life	6,942	—
Total	$15,068,203	$760,796

In accordance with the products recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken, the Separate Account paid risk charges of $244.6 million in 2024, $227.8 million in 2023, $231.2 million in 2022, $244.6 million in 2021, and $230.2 million in 2020.

For the year ended December 31, 2024, $5.6 million was paid by the General Account toward Separate Account guarantees. The total Separate Account guarantees paid by the General Account for the preceding four years ended December 31, 2023, 2022, 2021, and 2020, were $9.2 million, $9.2 million, $4.4 million, and $4.5 million, respectively.

The Company did not have securities lending transactions within the Separate Accounts during either 2024, 2023 or 2022.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Information regarding the Company's Separate Accounts is as follows:

2024
	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total

	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2024	$5,289	$3,421	$—	$3,336,453	$3,345,163
Reserves at 12/31/2024
(2) For accounts with assets at:
(a) Fair value	$270,423	$153,267	$22,045	$18,410,415	$18,856,150
(b) Amortized cost	—	—	—	—	—
(c) Total reserves	$270,423	$153,267	$22,045	$18,410,415	$18,856,150
(3) By withdrawal characteristics:
(a) Subject to discretionary withdrawal:
1. With market value adjustment	$270,423	$153,267	$22,045	$—	$445,735
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	—	—	18,410,415	18,410,415
4. At book value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—
5. Subtotal	270,423	153,267	22,045	18,410,415	18,856,150
(b) Not subject to discretionary withdrawal	—	—	—	—	—
(c) Total	$270,423	$153,267	$22,045	$18,410,415	$18,856,150

(4) Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2023
	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total

	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2023	$362	$7,059	$2,697	$1,492,872	$1,502,990
Reserves at 12/31/2023
(2) For accounts with assets at:
(a) Fair value	$246,792	$214,836	$126,916	$14,839,079	$15,427,623
(b) Amortized cost	—	—	—	—	—
(c) Total reserves	$246,792	$214,836	$126,916	$14,839,079	$15,427,623
(3) By withdrawal characteristics:
(a) Subject to discretionary withdrawal:
1. With market value adjustment	$246,792	$214,836	$126,916	$—	$588,544
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	—	—	14,839,079	14,839,079
4. At book value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—
5. Subtotal	246,792	214,836	126,916	14,839,079	15,427,623
(b) Not subject to discretionary withdrawal	—	—	—	—	—
(c) Total	$246,792	$214,836	$126,916	$14,839,079	$15,427,623

(4) Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

2022
	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total

	($ in thousands)
Premiums, consideration or deposits for the year ended 12/31/2022	$80,800	$5	$11	$1,345,508	$1,426,324

A reconciliation of net transfers to (from) Separate Accounts is as follows:

	2024	2023	2022

	($ in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,353,842	$1,511,096	$1,434,970
Less: Transfers from Separate Accounts	1,494,056	1,581,382	1,132,706
Net transfers to/(from) Separate Accounts	1,859,786	(70,286)	302,264
Reconciling adjustments:
Transfers ceded/assumed under Modco Agreements	(542,613)	(542,028)	(454,087)
Transfers as reported in the Statements of Operations	$1,317,173	$(612,314)	$(151,823)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

19.	Fair Value Measurements

The Company determines the fair value of its financial instruments in accordance with SSAP No. 100, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The definition of fair value in SSAP No. 100 focuses on an “exit price”, the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks, when carried at the lower of cost or fair value.

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The hierarchy is defined as follows:

Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

(a)         Quoted prices for similar assets or liabilities in active markets,

(b)         Quoted prices for identical or similar assets or liabilities in non-active markets,

(c)         Inputs other than quoted market prices that are observable, and

(d)         Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following table provides information as of December 31 about the Company’s financial assets (other than derivative instruments) measured at fair value:

2024
Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	($ in thousands)
Assets at fair value
Bonds
Commercial mortgage backed securities	$—	$612	$—	$—	$612
Total bonds	—	612	—	—	612
Perpetual preferred stocks
Industrial and miscellaneous	216,941	26,656	11,322	—	254,919
Total perpetual preferred stocks	216,941	26,656	11,322	—	254,919

Common stocks
Industrial and miscellaneous	—	—	202,299	—	202,299
Total common stocks	—	—	202,299	—	202,299
Separate Accounts	18,756,227	409,190	41,343	—	19,206,760
Total assets at fair value	$18,973,168	$436,458	$254,964	$—	$19,664,590

2023
Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	($ in thousands)
Assets at fair value
Bonds
Other Asset Backed Maturities	$—	$—	$60,756	$—	$60,756
States, municipals and political subdivisions	—	9,450	—		9,450
Total bonds	—	9,450	60,756	—	70,206

Perpetual preferred stocks
Industrial and miscellaneous	236,541	27,488	5,400	—	269,429
Total perpetual preferred stocks	236,541	27,488	5,400	—	269,429

Common stocks
Industrial and miscellaneous	—	—	208,830	—	208,830
Total common stocks	—	—	208,830	—	208,830
Separate Accounts	15,079,598	668,992	73,467	—	15,822,057
Total assets at fair value	$15,316,139	$705,930	$348,453	$—	$16,370,522

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following is the Level 3 reconciliation of the beginning balance to the ending balance:

2024
Description	Beginning Balance at 1/1/2024	Transfers into Level 3	Transfers out of Level 3*	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2024

	($ in thousands)
Assets:
Separate Account mortgage loans	$60,091	$—	$—	$4	$—	$—	$—	$(19,237)	$—	$40,858
Separate Account bonds	13,377	—	(11,001)	389	—	—	—	(2,280)	—	485
Common stocks - FHLB	208,825	—	—	—	—	65,294	—	(71,822)	—	202,297
Common stocks - other	5	—	—	—	(3)	—	—	—	—	2
Other Asset Backed Maturities	60,756	—	(60,756)	—	—		—	—	—	—
Perpetual preferred stock	5,400	—	—	—	194	5,728	—	—	—	11,322
Total assets	$348,454	$—	$(71,757)	$393	$191	$71,022	$—	$(93,339)	$—	$254,964

*For the year ended December 31, 2024, $60.8 million of securities were transferred out of Level 3 due to carry value classification updates and $11.0 million of securities were transferred out of Level 3 due to change of NAIC rating from 2 to 1.

2023
Description	Beginning Balance at 1/1/2023	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2023

	($ in thousands)
Assets:
Separate Account mortgage loans	$76,413	$—	$—	$254	$—	$—	$—	$(16,576)	$—	$60,091
Separate Account bonds	12,937	—	—	586	—	—	—	(146)	—	13,377
Common stocks - FHLB	172,500	—	—	—	—	76,370	—	(40,045)	—	208,825
Common stocks - other	15	—	—	—	(10)	—	—	—	—	5
Other Asset Backed Maturities	—	—	—	—	426	60,330	—	—	—	60,756
Perpetual preferred stock	5,940	—	—	—	(540)	—	—	—	—	5,400
Total Assets	$267,805	$—	$—	$840	$(124)	$136,700	$—	$(56,767)	$—	$348,454

Fair Value Methodology

Description of Pricing Inputs

The Company predominantly uses third-party pricing services and broker quotes to determine fair values. The third-party pricing services and brokers use certain inputs to determine the value of loan-backed and structured securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation consists of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average lives of the securities, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margins, and 7) credit ratings of the securities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third-party pricing services utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to: 1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

The third-party pricing services price equity securities using market observable prices for the same or similar securities traded in an active market.

Mortgage loan valuations are categorized as Level 3. The Company utilizes an internally developed model to estimate fair value. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

The Company’s Separate Account assets consist of financial instruments similar to those held in the General Account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for General Account assets. All assets in the Separate Account are held at fair value, except for BOLI contracts. The BOLI Separate Account assets and liabilities are stated at book value. The Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for financial instruments owned by the Company.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The fair values of corporate bonds, government securities, equity securities, and mortgage-backed securities are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ‘‘waterfall’’ approach whereby publicly available prices are first sought from third-party pricing services and the remaining unpriced securities are submitted to independent brokers for non-binding prices. Typical inputs used by these pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturity investments, third-party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains two quotes per security when available. Where multiple broker quotes are obtained, the Company reviews the quotes and selects the quote that provides the best estimate of the price a market participant would pay for these specific assets in an arm’s-length transaction. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third-party pricing service or an independent broker quotation.

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third-party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer’s credit rating, liquidity discounts, weighted average of contracted cash flows, risk premium, if warranted, due to the issuer’s industry, and the security’s time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the years ended December 31, 2024, 2023 and 2022.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The fair value hierarchy of derivative instruments measured at fair value at December 31 is as follows:

2024
Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	($ in thousands)
Derivative assets
Interest rate contracts	$3,032	$8,182	$—	$—	$11,214
Foreign currency contracts	2,987	16,446	—	—	19,433
Equity contracts	10,779	849,804	—	—	860,583
Total derivative assets	$16,798	$874,432	$—	$—	$891,230

Derivative liabilities
Interest rate contracts	$5,567	$72,756	$—	$—	$78,323
Foreign currency contracts	—	40,243	—	—	40,243
Equity contracts	5,506	588,753	—	—	594,259
Total derivative liabilities	$11,073	$701,752	$—	$—	$712,825

2023
Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	($ in thousands)
Derivative assets
Interest rate contracts	$24,014	$57,169	$—	$—	$81,183
Foreign currency contracts	—	27,974	—	—	27,974
Equity contracts	10,133	887,974	—	—	898,107
Total derivative assets	$34,147	$973,117	$—	$—	$1,007,264

Derivative liabilities
Interest rate contracts	$23,774	$13,189	$—	$—	$36,963
Foreign currency contracts	3,245	20,559	—	—	23,804
Equity contracts	4,759	653,193	—	—	657,952
Total derivative liabilities	$31,778	$686,941	$—	$—	$718,719

There were no Level 3 derivatives held by the Company as of December 31, 2024 or 2023.

Derivative instruments are valued using exchange prices or counterparty quotations. The Company performs quantitative and qualitative analysis each quarter on derivative valuations. Derivative instruments classified as Level 1 generally include futures, options, and warrants, all of which are traded on active exchange markets. Derivative instruments classified as Level 2 primarily include swaps, options, forwards, and swaptions, which are traded over the counter. Level 2 also includes certain centrally cleared derivatives. These Level 2 derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following table presents the Company’s fair value hierarchy for its financial instruments as of December 31:

2024
Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3

	($ in thousands)
Assets
Bonds	$44,319,771	$49,139,248	$276,052	$41,258,666	$2,785,053
Common stocks *	202,299	202,299	—	—	202,299
Preferred stocks	453,320	512,778	405,742	36,256	11,322
Mortgage loans	10,587,697	11,477,029	—	—	10,587,697
Cash and cash equivalents	478,494	478,494	478,494	—	—
Short-term investments	25,603	25,573	24,583	1,020	—
Contract loans	816,268	816,268	—	—	816,268
Derivative assets	891,231	896,542	16,798	874,433	—
Derivative collateral and receivables	86,645	86,645	86,645	—	—
Securities lending collateral	280,884	280,884	—	280,884	—
Other invested assets *	693,633	827,592	—	660,429	33,204
Separate Account assets	19,221,807	19,223,222	18,758,731	421,733	41,343
Liabilities
Guaranteed investment contracts (GICs)	12,629,425	12,679,037	—	—	12,629,425
Deposit-type contracts other than GICs	1,916,788	1,845,139	—	—	1,916,788
Derivative liabilities	712,825	712,519	11,073	701,752	—
Derivative collateral and payables	91,860	91,860	91,860	—	—
Borrowed money	55,000	55,000	—	55,000	—
Surplus Notes	84,230	110,000	—	—	84,230

* Excluding investments accounted for under the equity method

2023
Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3

	($ in thousands)
Assets
Bonds	$42,756,381	$46,925,361	$256,688	$40,355,868	$2,143,825
Common stocks*	208,830	208,830	—	—	208,830
Preferred stocks	474,899	528,589	437,011	27,488	10,400
Mortgage loans	9,919,424	10,791,543	—	—	9,919,424
Cash and cash equivalents	1,784,439	1,784,466	1,774,445	9,994	—
Short-term investments	13,589	13,554	10,040	3,549	—
Contract loans	826,491	826,491	—	—	826,491
Derivative assets	1,007,264	1,016,572	34,147	973,117	—
Derivative collateral and receivables	57,977	57,977	57,977	—	—
Securities lending collateral	90,974	90,974	—	90,974	—
Other invested assets	689,824	797,216	—	663,050	26,774
Separate Account assets	15,828,390	15,828,999	15,082,863	672,060	73,467
Liabilities
Guaranteed investment contracts (GICs)	11,538,505	11,707,370	—	—	11,538,505
Deposit-type contracts other than GICs	2,326,576	2,283,934	—	—	2,326,576
Derivative liabilities	718,719	719,681	31,777	686,942	—
Derivative collateral and payables	183,090	183,090	183,090	—	—
Surplus Notes	84,653	110,000	—	—	84,653

* Excluding investments accounted for under the equity method

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Bond and preferred stock fair values are determined using methodologies prescribed by the NAIC. The fair values of bonds and preferred stocks are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices.

Publicly traded unaffiliated common stock is valued based on market trades and is a Level 1 valuation under SSAP No. 100. As of December 31, 2024 and 2023, the Company held $202.3 million and $208.8 million, respectively, of FHLB stock, which is classified as Level 3. The Company believes that the cost of the FHLB stock approximates fair value. The remaining amount of equity securities classified as Level 3 consists primarily of holdings obtained through bankruptcy proceedings, debt restructurings or tender offers, including $2 thousand and $5 thousand of Hercules Inc. publicly traded common stock warrants obtained through a tender offer as of December 31, 2024 and 2023, respectively.

Cash and short-term investments can include cash deposit balances, money market mutual funds, and short-term commercial paper for which the Company considers net asset value or amortized cost to approximate fair value, and other highly-liquid debt instruments.

Cash equivalent fair values are determined using methodologies prescribed by the NAIC.

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

Contract loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company’s fair value of contract loans approximates carrying value.

For the fair value of domestic securities categorized as securities lending collateral, the Securities Lending program administrator uses four vendors as information sources for prices and other indicative data. Pricing data is requested daily, as available. In the event multiple prices are received for the same security, the lower price is utilized.

The Separate Account assets are carried at fair value and are equal to the Separate Account liabilities, which represent the policyholder’s equity in those assets, except for BOLI contracts. The BOLI Separate Account assets are stated at book value. These amounts are reported separately as assets and liabilities related to Separate Accounts in the accompanying financial statements. Separate Account assets are invested in bonds, mortgage loans, preferred stocks, and open-ended mutual funds. The fair values of bonds and preferred stocks held in Separate Accounts are determined using methodologies prescribed by the NAIC. The fair values of bonds and preferred stocks are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices. These valuations are generally categorized as a Level 2 valuation as defined by SSAP No. 100. The fair value of open-ended mutual funds held in Separate Accounts was obtained from unadjusted quoted market prices. These valuations are categorized as a Level 1 valuation as defined by SSAP No. 100.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Other invested assets, excluding investments accounted for under the equity method, include investments in unaffiliated surplus debentures and investments in partnerships. The fair value of investments accounted for under the equity method approximates par value. The fair value of certain surplus notes reported as "Other invested assets" is determined using methodologies prescribed by the NAIC. The fair value of these surplus notes is determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices. The fair value of certain partnerships reported as “Other Invested assets” is determined using the cost method, net of any impairment.

Fair values of the Company's guaranteed investment contracts are estimated using discounted cash flows. Other deposit-type contracts include annuities certain, supplemental contracts, dividend accumulations, and retained assets. The Company estimates the fair values of annuities certain and supplemental contracts using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments. The Company estimates that the fair value of dividend accumulations and retained asset balances approximate carrying value.

Borrowed money consists of repurchase agreement borrowings that are short-term in nature, generally less than one month and interest rates are dictated by market conditions at the time of issuance. The Company has determined the carrying value of its borrowed money approximates fair value.

Included in the derivative liabilities fair value disclosure are $41.7 million and $20.6 million related to derivative instruments qualifying for hedge accounting that have a $41.4 million and $21.5 million carrying value in the Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2024 and 2023, respectively. Included in the derivative assets fair value disclosure are $18.5 million and $34.2 million related to derivative instruments qualifying for hedge accounting that have a $23.8 million and $43.5 million carrying value in the Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2024 and 2023, respectively.

The Company estimates the fair value of its Surplus Notes using internal discounted cash flow models. The discount rates used in the model are based on a current market yield for similar financial instruments.

The Company held no financial instruments as of December 31, 2024 and 2023, for which it was not practicable to estimate fair value. The Company held no financial instruments measured at NAV as of December 31, 2024 and 2023.

20.	Retained Assets

The Company accounts for retained assets in a manner similar to supplementary contracts. Claims expense is reported in “Death and annuity benefits” in the Statements of Operations. In lieu of a cash payment to the beneficiary, a liability is established in “Liability for deposit-type contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. For 2024 and 2023, the credited rate for accounts administered by Bank of New York Mellon (“BNYM”) was 0.70% and 0.40%, except for two Zurich American Life Insurance Company (“ZALICO”), formerly Kemper Investors Life Insurance Company (“KILICO”), policies. The two ZALICO policies had a special credit rate of 4.00% and the credit rating for accounts administered by Northern Trust was 0.25% for both 2024 and 2023.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

In the event of a claim, the beneficiary is given the option of a direct payment, a settlement option provided by the policy or a retained asset account.

The table below summarizes the number and balance of retained asset accounts in force, by aging category, as of December 31:

	In Force ($ in thousands)
	2024		2023
	Number	Balance	Number	Balance
Up to and including 12 Months	178	$32,969	423	$59,457
13 to 24 Months	238	22,106	626	57,351
25 to 36 Months	422	35,244	610	56,172
37 to 48 Months	401	32,819	437	35,441
49 to 60 Months	280	20,629	301	24,946
Over 60 Months	1,964	109,240	2,182	113,054
Total	3,483	253,007	4,579	346,421

The Company’s retained asset accounts are individual contracts. The table below shows retained asset components as of December 31:

	($ in thousands)
	2024		2023
	Number	Balance	Number	Balance
Number/Balance of Retained Asset Accounts at the Beginning of the Year	4,579	$346,421	5,839	$507,797
Number/Balance of Retained Asset Account Issue/Added During the Year	338	87,856	953	195,480
Investment Earnings Credited to Retained Asset Accounts During the Year	XXX	2,142	XXX	1,910
Fees and Other Charges Assessed to Retained Asset Accounts During the Year	XXX	—	XXX	—
Number/Amount of Retained Asset Accounts Transferred to State Unclaimed Property funds During the Year	208	1,735	220	356
Number/Amount of Retained Asset Accounts Closed/Withdrawn During the Year	1,226	181,677	1,993	358,410
Number/Balance of Retained Asset Accounts at the End of the Year	3,483	$253,007	4,579	$346,421

21.	Company-owned Life Insurance

The Company is the owner and beneficiary of life insurance policies included in the “Other assets” line of the Statements of Admitted Assets, Liabilities, and Capital and Surplus at their cash surrender values pursuant to SSAP No. 21. At December 31, 2024 the cash surrender value in an investment vehicle was $779.0 million. This was allocated into the following categories based on primary underlying investment characteristics, other invested assets 66.4%, stocks 32.7%, and cash and short-term investments 0.9%. At December 31, 2023, the cash surrender value in an investment vehicle was $705.1 million. This was allocated into the following categories based on primary underlying investment characteristics, other invested assets 69.0%, stocks 29.6%, and cash and short-term investments 1.4%.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

22.	Subsequent Events

During the first quarter of 2025, the Company's wholly owned subsidiary, ShelterPoint Group, Inc., paid an extraordinary cash dividend of $24.7 million to the Company.

On March 12, 2025, the Company's wholly owned subsidiary, MONY, declared an ordinary dividend in an amount not to exceed $37.6 million to be paid to the Company, on March 31, 2025.

The Company signed a strategic reinsurance agreement on March 6, 2025 with Resolution Life. Under this agreement the Company will recapture and cede approximately $8.8 billion of structured settlement annuities and secondary guarantee universal life policies currently in runoff. The transaction is expected to be completed in 2025, subject to any closing conditions or regulatory approval requirements.

The Company has evaluated the effects of events subsequent to December 31, 2024, and through March 28, 2025 (the date of the issuance of the Statutory statements included herein), and there are no other material subsequent events to report.

SUPPLEMENTAL SCHEDULES

PROTECTIVE LIFE INSURANCE COMPANY

SCHEDULE I

Summary of Investments-Other than Investments in Related Parties as of December 31, 2024

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet

	($ in thousands)
Fixed maturities:
Bonds:
United States Government and government agencies and authorities	$3,262,983	$2,803,695	$3,262,983
States, municipalities and political subdivisions	344,273	319,147	344,273
Foreign governments	130,782	112,404	130,782
Public utilities	4,685,702	4,214,112	4,685,702
Convertibles and bonds with warrants attached	69,080	70,047	69,080
All other corporate bonds	40,678,050	36,826,832	40,674,210
Certificates of deposit	50	50	50
Redeemable preferred stocks	248,259	188,801	248,259
Total fixed maturities	49,419,179	44,535,088	49,415,339

Equity securities:
Common stocks:
Banks, trust and insurance companies	202,297	202,297	202,297
Industrial, miscellaneous and all other	5	2	2
Nonredeemable preferred stocks	336,053	264,519	264,519
Total equity securities	538,355	466,818	466,818
Mortgage loans on real estate	11,477,029	10,587,697	11,477,029
Policy loans	816,268	816,268	816,268
Other long-term investments	2,108,390	1,955,729	2,095,000
Total investments	$64,359,221	$58,361,600	$64,270,454

See accompanying independent auditors’ report.

PROTECTIVE LIFE INSURANCE COMPANY

SCHEDULE IV

Reinsurance

as of and for the years ended December 31, 2024, 2023, and 2022

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net

	($ in thousands)
2024
Life insurance in force	$765,106,677	$142,080,468	$104,950,519	$727,976,728	14.4%
Premiums:
Life insurance	$10,055,586	$2,275,905	$566,071	$8,345,752	6.8%
Accident and health insurance	63,621	987	6,327	68,961	9.2%
Total	$10,119,207	$2,276,892	$572,398	$8,414,713	6.8%

2023
Life insurance in force	$729,192,845	$177,548,834	$123,842,352	$675,486,363	18.3%
Premiums:
Life insurance	$6,725,631	$1,559,338	$603,711	$5,770,004	10.5%
Accident and health insurance	38,882	1,453	7,399	44,828	16.5%
Total	$6,764,513	$1,560,791	$611,110	$5,814,832	10.5%

2022
Life insurance in force	$701,879,708	$213,857,595	$137,079,032	$625,101,145	21.9%
Premiums:
Life insurance	$5,182,542	$2,544,520	$727,562	$3,365,584	21.6%
Accident and health insurance	57,869	2,148	13,985	69,706	20.1%
Total	$5,240,411	$2,546,668	$741,547	$3,435,290	21.6%

See accompanying independent auditors’ report.